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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.                               )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Atlantic Power Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

DEFINITIVE PROXY STATEMENT

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS AND
MANAGEMENT INFORMATION CIRCULAR
AND
PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 19, 2018

APRIL 27, 2018

Headquarters Address	Registered Address
3 Allied Drive, Suite 220	215-10451 Shellbridge Way
Dedham, Massachusetts 02026	Richmond, British Columbia V6X 2W8
United States	Canada

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

              NOTICE IS HEREBY GIVEN that an annual meeting (the "Meeting") of the shareholders (the "Shareholders") of Atlantic Power Corporation (the "Corporation" or "Atlantic Power") will be held at the Omni King Edward Hotel, Belgravia Room, 37 King Street East, Toronto, Ontario, Canada M5C 1E9 on Tuesday the 19th day of June, 2018 at the hour of 10:00 a.m. (Eastern Daylight Time) for the following purposes:

1.
TO RECEIVE the financial statements of the Corporation for the year ended December 31, 2017, together with the report of the auditors thereon;

2.
TO ELECT five directors to the board of directors of the Corporation;

3.
TO HOLD a non-binding advisory vote on named executive officer compensation;

4.
TO APPOINT auditors of the Corporation and authorize the board of directors of the Corporation to fix the remuneration of the auditors; and

5.
TO TRANSACT such further or other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

              At the Meeting, each Shareholder of record at the close of business on April 20, 2018 will be entitled to one vote for each Common Share of the Corporation held on all matters proposed to come before the Meeting.

              The accompanying Information Circular and Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 19, 2018

              The U.S. Securities and Exchange Commission (the "SEC") has adopted a "Notice and Access" rule that allows companies to deliver a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability") to Shareholders in lieu of a paper copy of the Information Circular and Proxy Statement, related materials and the Corporation's Annual Report to Shareholders (collectively, the "Proxy Materials"). The Notice of Internet Availability provides instructions as to how Shareholders can access the Proxy Materials online, contains a listing of matters to be considered at the Meeting, and sets forth instructions as to how shares can be voted. Shares must be voted either by telephone, online or by completing and returning a proxy card. Shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability. Any Notices of Internet Availability that are returned will not be counted as votes. Instructions for requesting a paper copy of the Proxy Materials are set forth on the Notice of Internet Availability.

i

              The Corporation is relying on the exemptions set forth in Section 9.1.5 of National Instrument 51-102—Continuous Disclosure Obligations and Section 9.1.1 of National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer from the requirement under Canadian securities laws to send paper copies of the Proxy Materials to registered and beneficial shareholders of the Corporation.

              The Corporation's Information Circular and Proxy Statement and Annual Report for the year ended December 31, 2017 are available free of charge at https://materials.proxyvote.com/04878Q.

              DATED at Toronto, Ontario this twenty-seventh day of April, 2018.

BY ORDER OF THE BOARD OF DIRECTORS
"Irving R. Gerstein" Chair of the Board of Directors Atlantic Power Corporation

ATLANTIC POWER CORPORATION
INFORMATION CIRCULAR AND PROXY STATEMENT

Introduction

              This information circular and proxy statement (the "Information Circular and Proxy Statement") is furnished in connection with the solicitation of proxies by or on behalf of the board of directors (the "Directors", the "Board", or the "Board of Directors", and each one individually, a "Director") of Atlantic Power Corporation (the "Corporation" or "Atlantic Power"), for use at the annual meeting (the "Meeting") of the holders ("Shareholders") of common shares ("Common Shares") of the Corporation to be held on June 19, 2018 at the Omni King Edward Hotel, Belgravia Room, 37 King Street East, Toronto, Ontario, Canada M5C 1E9 commencing at 10:00 a.m. (Eastern Daylight Time), and at all postponements or adjournments thereof, for the purposes set forth in the accompanying notice of the Meeting (the "Notice of Meeting"). In this Information Circular and Proxy Statement, references to "Cdn$" and "Canadian dollars" are to the lawful currency of Canada and references to "$", "US$" and "U.S. dollars" are to the lawful currency of the United States. All dollar amounts herein are in U.S. dollars, unless otherwise indicated. The information contained herein is given as at April 27, 2018, except where otherwise noted.

              On or about May 4, 2018, we intend to mail to our stockholders a notice containing instructions on how to access the Proxy Materials (as defined below) and how to vote their Common Shares online. In accordance with the requirements of National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer, for purposes of distributing to non-registered Shareholders who have requested a copy, the Corporation has distributed copies of this Information Circular and Proxy Statement to the intermediaries for onward distribution to such non-registered Shareholders.

              The U.S. Securities and Exchange Commission (the "SEC") has adopted a "Notice and Access" rule that allows companies to deliver a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability") to Shareholders in lieu of a paper copy of the Information Circular and Proxy Statement and related materials and the Corporation's Annual Report to Shareholders (collectively, the "Proxy Materials"). The Notice of Internet Availability provides instructions as to how Shareholders can access the Proxy Materials online, contains a listing of matters to be considered at the Meeting, and sets forth instructions as to how shares can be voted. Shares must be voted either by telephone, online or by completing and returning a proxy card. Shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability. Any Notices of Internet Availability that are returned will not be counted as votes. Instructions for requesting a paper copy of the Proxy Materials are set forth on the Notice of Internet Availability.

              The Corporation is relying on the exemptions set forth in Section 9.1.5 of National Instrument 51-102—Continuous Disclosure Obligations and Section 9.1.1 of National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer from the requirement under Canadian securities laws to send paper copies of the Proxy Materials to registered and beneficial shareholders of the Corporation.

Important Notice Regarding Availability of Proxy Materials

              The Proxy Materials are available at https://materials.proxyvote.com/04878Q.

              The Corporation is providing some of its Shareholders, including Shareholders who have previously asked to receive paper copies of the proxy materials and some of its Shareholders who are living outside of the United States and Canada, with paper copies of the proxy materials in addition to a Notice of Internet Availability.

              The Corporation is providing Notice of Internet Availability by e-mail to those Shareholders who have previously elected delivery of the proxy materials electronically. Those Shareholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

Electronic Access to the Proxy Materials

              You can elect to receive future proxy materials by e-mail, which will save the Corporation the cost of producing and mailing documents to you. Shareholders may enroll to receive proxy materials electronically as follows:

              Shareholders of Record:    If you are a registered shareholder, you may request electronic delivery on the Internet at www.investorvote.com.

              Beneficial Holders:    If your shares are not registered in your name, check the information provided to you by your bank or broker, or contact your bank or broker for information on electronic delivery service.

Voting and Quorum

              A quorum must be present at the Meeting for any business to be conducted. Pursuant to the Corporation's articles of continuance (the "Articles"), two persons, present in person, each being a Shareholder entitled to vote at a meeting of Shareholders or a duly appointed proxy for a Shareholder so entitled constitutes a quorum. Shares represented by "broker non-votes," as described below, will be considered as present for purposes of constituting a quorum.

              Shareholders may vote by attending the Meeting and voting in person. If you choose not to attend the Meeting, you may still authorize your proxy over the internet or by telephone by following the instructions provided in the Notice of Internet Availability or, if you requested to receive printed Proxy Materials, you may also vote by telephone or by mailing the accompanying form of proxy ("Form of Proxy") pursuant to instructions provided on the proxy card, or by sending voting instructions ("Voting Instructions") to your nominee in accordance with the procedures set forth below under "—Information for Beneficial Holders of Securities." All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies.

              A "broker non-vote" occurs when a nominee holding Common Shares for a beneficial holder has not received Voting Instructions from such beneficial holder but such nominee submits a Form of Proxy in respect of such Common Shares in accordance with New York Stock Exchange ("NYSE") rules. Generally, under current Canadian securities laws and NYSE rules, brokers will not have discretionary authority to vote such uninstructed Common Shares with respect to any matter to be voted upon at the Meeting, except that U.S. brokers will have discretionary authority to vote uninstructed Common Shares with respect to the appointment of auditors as described below, in accordance with NYSE rules.

              For purposes of counting votes, (i) abstentions from voting will be counted as votes cast at the Meeting; however, such abstentions will not be counted as votes cast for or against a matter; and (ii) broker non-votes will not be counted as votes cast at the Meeting, except that broker votes with respect to which U.S. brokers have exercised their discretionary authority to vote uninstructed Common Shares in accordance with NYSE rules shall be counted as votes cast at the Meeting.

Proxy Solicitation and Voting

Solicitation of Proxies

              The solicitation of proxies for use at the Meeting is being made by or on behalf of the Board of Directors of the Corporation. The solicitation of proxies for the Meeting will be made primarily by mail, but proxies may also be solicited personally, in writing or by telephone by employees of the Corporation, at nominal cost. The Corporation will bear the cost in respect of the solicitation of proxies for the Meeting and will bear the legal, printing and other costs associated with the preparation of the Information Circular and Proxy Statement. In addition, Kingsdale Advisors ("Kingsdale") has been retained as our strategic shareholder advisor to assist in the solicitation of proxies for the Meeting at a fee of approximately Cdn$39,930, plus associated costs and expenses. The Corporation may also reimburse brokers and other persons holding Common Shares in their name or in the name of nominees for their costs incurred in sending proxy material to their principals in order to obtain their proxies. Kingsdale can be contacted by phone toll-free at 1-866-229-8263 (for calls in Canada and the United States) or 1-416-867-2272 (for callers outside North America) or by e-mail at contactus@kingsdaleadvisors.com.

Appointment and Revocation of Proxies

              Together with the Information Circular and Proxy Statement, the Shareholders will also be provided a Form of Proxy. The persons named in such Form of Proxy are Directors. A Shareholder who wishes to appoint some other person to represent him, her or it at the Meeting may do so by inserting such person's name in the blank space provided in the accompanying Form of Proxy or by completing another proper Form of Proxy. Such other person appointed to represent a Shareholder need not be a Shareholder of the Corporation.

              The document appointing a proxy must be in writing and completed and signed by a registered Shareholder or his or her attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Instructions provided to the Agent by a registered Shareholder must be in writing and completed and signed by the registered Shareholder or his or her attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Persons signing as officers, attorneys, executors, administrators, and trustees or similarly otherwise should so indicate and provide satisfactory evidence of such authority.

              A Shareholder that has given a Form of Proxy may revoke the Form of Proxy: (a) by completing and signing a Form of Proxy bearing a later date and depositing it as aforesaid;

(b) by depositing an instrument in writing executed by the Shareholder or by his or her attorney authorized in writing: (i) at the registered office of the Corporation at any time up to and including the last business day preceding the day of the applicable Meeting, or any adjournment thereof, at which the proxy is to be used, or (ii) with the Chair of the Meeting prior to the commencement of such Meeting on the day of such Meeting or any adjournment thereof; or (c) in any other manner permitted by law. In order for a Beneficial Holder (as defined below) to revoke Voting Instructions previously given to his or her intermediary (such as a broker, securities dealer, bank, trust company or similar entity) with respect to the voting of the Common Shares, the Beneficial Holder must carefully follow the procedures and instructions received from his or her intermediary.

              The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted at the Meeting as follows:

  •
  FOR the election of Irving R. Gerstein, R. Foster Duncan, Kevin T. Howell, Gilbert S. Palter, and James J. Moore, Jr. to the Board of Directors as described under the heading "Matters to be Considered at the Meeting—Election of Directors";

  •
  FOR the approval, by non-binding advisory vote, of named executive officer compensation; and

  •
  FOR the appointment of KPMG LLP as auditors of the Corporation and to authorize the Board of Directors to fix such auditors' remuneration.

              For more information on these issues, please see the section entitled "Matters to be Considered at the Meeting" in this Information Circular and Proxy Statement.

              The persons appointed pursuant to the Form of Proxy are conferred with discretionary authority with respect to amendments to or variations of matters identified in the Form of Proxy and with respect to other matters that may properly come before the Meeting. In the event that amendments or variations to matters identified in the Notice of Meeting are properly brought before the Meeting, it is the intention of the persons designated in the enclosed Form of Proxy to vote in accordance with their best judgment on such matter or business. At the time of printing the Information Circular and Proxy Statement, the Directors know of no such amendments, variations or other matters.

Voting Procedures and Deadlines

              To be valid, a Form of Proxy must be received at the offices of Computershare Investor Services Inc. (the "Agent"), 8th Floor, North Tower, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1 or returned to the Agent by fax at 1-866-249-7775 (North America) or 416-263-9524 (outside North America), or at the offices of the Corporation by written instrument, fax or any other method of transmitting legibly recorded messages, so as not to arrive later than the close of business on the last business day prior to the voting deadline of 11:59 p.m. (Eastern Daylight Time) on Sunday, June 17, 2018. If the Meeting is adjourned, a Form of Proxy must be received at the offices of the Agent no later than the close of business on the day which is two business days before the date of the reconvened meeting at which the Form of Proxy is to be used. The time limit for the receipt of proxies may be waived or extended by the Chair of the Meeting at his or her discretion without notice.

    As an alternative to the physical delivery of a Form of Proxy to the offices of Computershare or the Corporation, a registered Shareholder of record may vote in the following ways:

    By Mail—Complete, sign, date and return the Form of Proxy in the postage-paid envelope provided to Computershare Investor Services Inc., so as not to arrive later than the close of business on the last business day prior to the voting deadline of 11:59 p.m. (Eastern Daylight Time) on Sunday, June 17, 2018.

    Internet—Go to www.investorvote.com/ATP. Enter the 15-digit control number on the Notice of Internet Availability or Form of Proxy and follow the instructions to vote your shares.

    By Phone—Call 1-866-732-8683 (toll-free in North America) and enter the 15-digit control number printed on the Notice of Internet Availability or Form of Proxy. Follow the interactive voice recording instructions to submit your vote.

    In Person—Attend the meeting and register with the Agent. Please do not fill out and return your Form of Proxy if you intend to vote in person at the Meeting.

              The internet and telephone voting procedures are designed to authenticate Shareholders' identities and to confirm that their instructions have been properly recorded. The deadline for internet and telephone voting is 11:59 p.m. (Eastern Daylight Time) on Sunday, June 17, 2018.

              If you hold Common Shares through an intermediary (such as a broker, securities dealer, bank, trust company or similar entity), you may vote by following the voting instruction form provided to you by such intermediary (see "Information for Beneficial Holders of Securities").

Information for Beneficial Holders of Securities

              Information set forth in this section is very important to persons who hold Common Shares other than in their own names. A non-registered Shareholder of the Corporation (a "Beneficial Holder") who beneficially owns Common Shares, but whose Common Shares are registered in the name of an intermediary (such as a securities broker, financial institution, trustee, custodian or other nominee who holds securities on behalf of the Beneficial Holder or in the name of a clearing agency in which the intermediary is a participant) should note that only a Form of Proxy deposited by Shareholders whose names are on the records of the Corporation as the registered holders of Common Shares as of the Record Date (as defined below) can be recognized and acted upon at the Meeting.

              Common Shares that are listed in an account statement provided to a Beneficial Holder by a broker are likely not registered in the Beneficial Holder's own name on the records of the Corporation and such Common Shares are more likely registered in either the name of CDS Clearing and Depository Services Inc. ("CDS") or its nominee, or the name of The Depositary Trust Company ("DTC") or its nominee.

              Applicable regulatory policy requires brokers and other intermediaries to seek Voting Instructions from Beneficial Holders in advance of shareholders' meetings. Every broker or other intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Holders in order to ensure that their Common Shares are voted at the Meeting. Often, the voting instruction form (the "Voting Instruction Form") supplied to a Beneficial Holder by its broker is identical to the Form of Proxy provided to registered Shareholders. However, its purpose is limited to instructing the registered Shareholder how to vote on behalf of the Beneficial Holder. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge"). Broadridge typically prepares a machine-readable Voting Instruction Form, mails those forms to the Beneficial Holders and asks Beneficial Holders to return Voting Instructions to Broadridge. Broadridge then tabulates the results of all Voting Instructions received and provides appropriate instructions representing the voting of the securities to be represented at the Meeting. A Beneficial Holder receiving a Broadridge Voting Instruction Form cannot use that Voting Instruction Form to vote Common Shares directly at the Meeting. Voting Instruction Forms must be returned to Broadridge well in advance of the Meeting in accordance with the instructions set out on the Voting Instruction Form in order to have the Common Shares voted.

    A Beneficial Shareholder of record may vote in the following ways:

    By Mail—Complete, sign, date and return the Voting Instruction Form in the postage-paid envelope provided to Broadridge Financial Solutions, Inc., so as not to arrive later than the close of business on the last business day prior to the voting deadline of 11:59 p.m. (Eastern Daylight Time) on Sunday, June 17, 2018.

    Internet—Go to www.proxyvote.com. Enter the 16-digit control number on the Notice of Internet Availability or Voting Instruction Form and follow the instructions to vote your shares.

    By Phone—Call 1-800-454-8683 (toll-free in North America) and enter the 16-digit control number printed on the Notice of Internet Availability or Voting Instruction Form. Follow the interactive voice recording instructions to submit your vote.

              The internet and telephone voting procedures are designed to authenticate Shareholders' identities and to confirm that their instructions have been properly recorded. The deadline for internet and telephone voting is 11:59 p.m. (Eastern Daylight Time) on Sunday, June 17, 2018.

              The Corporation may use Broadridge's QuickVote™ service to assist non-registered shareholders with voting their shares. Non-registered shareholders may be contacted by Kingsdale to conveniently obtain voting instructions directly over the telephone. Broadridge then tabulates the results of all the instructions received and then provides the appropriate instructions respecting the shares to be represented at the Meeting.

              Generally, Canadian securities laws and NYSE rules prohibit brokers from voting on any of the proposals without receiving Voting Instructions from the Beneficial Holders of the Common Shares, except that U.S. brokers will have discretionary authority to vote uninstructed shares with respect to the appointment of auditors, in accordance with NYSE rules. In the absence of Voting Instructions, Common Shares subject to such broker non-votes will not be counted as voted or as represented on those proposals and so will have no effect on the vote other than with respect to the appointment of auditors where a U.S. broker has exercised its discretionary authority to vote uninstructed shares in accordance with NYSE rules. As brokers generally may not vote your Common Shares in the absence of your specific instructions as to how to vote (except in the limited circumstances described above), we encourage you to provide Voting Instructions to your broker regarding the voting of your Common Shares. If you require assistance voting your shares, please contact Kingsdale Advisors at 1-866-229-8263 (for calls in Canada and the United States) or 1-416-867-2272 (for callers outside North America) or by e-mail at contactus@kingsdaleadvisors.com.

              Although Beneficial Holders may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of CDS, DTC or their broker or other intermediary, a Beneficial Holder may attend the Meeting as proxy holder for the registered Shareholder and vote his or her Common Shares in that capacity. Beneficial Holders who wish to attend the Meeting and indirectly vote their own Common Shares as proxy holder for the registered Shareholder should enter their own names in the blank space on the Voting Instruction Form provided to them and return the same to their broker or other intermediary (or the agent of such broker or other intermediary) in accordance with the instructions provided by such broker, intermediary or agent well in advance of the Meeting.

Voting Securities and Principal Holders Thereof

              The Corporation is authorized to issue an unlimited number of Common Shares. As of the date of this Information Circular and Proxy Statement, there were 112,480,707 Common Shares outstanding.

              At the Meeting, each Shareholder of record at the close of business on April 20, 2018, the record date established for the Notice of Meeting and for voting at the Meeting (the "Record Date"), will be entitled to one vote for each Common Share held on all matters proposed to come before the Meeting. At the close of business on the Record Date, there were 112,891,817 Common Shares outstanding and entitled to be voted at the Meeting.

              To the knowledge of the Board of Directors, there are no persons that beneficially own or exercise control or direction over Common Shares carrying approximately 10% or more of the votes attached to the issued and outstanding Common Shares. For more information, please see the section entitled "Security Ownership of Certain Beneficial Owners and Management" in this Information Circular and Proxy Statement.

CORPORATE GOVERNANCE AND COMMITTEES OF THE BOARD

Board of Directors

              The Corporation is pleased to make the following disclosures regarding its corporate governance practices pursuant to National Policy 58-201—Corporate Governance Guidelines, National Instrument 58-101—Disclosure of Corporate Governance Practices, and Item 407 of Regulation S-K and other applicable rules of the U.S. Securities and Exchange Commission (the "SEC") and NYSE rules:

  •
  Directors are elected by Shareholders at the Corporation's annual general meeting, which is generally held in June of each year. Each Director holds office until the next annual meeting of the Shareholders or until his or her successor is elected or appointed. At the annual general and special meeting of Shareholders held on June 29, 2010, Shareholders approved, among other things, changes to the Corporation's Articles reducing the minimum Canadian residency requirement for Directors from 50% to 25%.

  •
  Under the Corporation's independence standards and under the NYSE corporate governance rules and National Policy 58-201—Corporate Governance Guidelines, a majority of the Board of Directors must qualify as "independent directors." At least annually, the Board of Directors is required to evaluate all relationships between the Corporation and each Director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such Director's ability to satisfy his or her responsibilities as an independent Director. The Board of Directors has determined that each of Irving R. Gerstein, R. Foster Duncan, Kevin T. Howell, Holli C. Ladhani (who will not stand for re-election at the Meeting), and Gilbert S. Palter is currently an independent Director.

  •
  The non-independent member of the Board of Directors is James J. Moore, Jr., who is the President and Chief Executive Officer of the Corporation.

  •
  Three Directors also serve as directors on the boards of other reporting issuers (or the equivalent in other jurisdictions). Mr. Gerstein serves as a director on the boards of Medical Facilities Corporation and Student Transportation Inc., Ms. Ladhani serves as a director on the board of Noble Energy, and Mr. Palter serves as a director on the board of RPX Corporation.

  •
  The independent members of the Board of Directors meet regularly without management present. In 2017, the independent members of the Board of Directors held five meetings without the presence of management.

  •
  The Chair of the Board of Directors, Mr. Gerstein, is an independent Director. Mr. Gerstein's responsibilities include establishing the agendas for each meeting of the Board of Directors, in consultation with the Chief Executive Officer of the Corporation, the Directors and appropriate members of management. The agenda for each committee meeting is established by the Chair of that committee in consultation with appropriate members of the committee and management.

              During 2017, each Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a Director) and (ii) the total number of meetings of all committees of the Board of Directors on which the Director served (during the periods that he or she served).

              The Corporation does not have a policy of requiring its Directors to attend the annual general meeting of Shareholders. The Chair of the Board of Directors is expected to attend and chair meetings of the Shareholders. All seven of the Directors then serving attended the annual meeting held on June 20, 2017.

              The Board of Directors meets as necessary, but no fewer than four times each year: three meetings to review quarterly results and one meeting prior to the issuance of the annual audited financial results of the Corporation. In addition, the Board of Directors generally meets annually to discuss strategy and director education, and meets in December of each year to discuss the budget for the following year. It holds additional meetings if required. The committees of the Board of Directors meet as required by their respective charters. During 2017, the Board of Directors met 11 times.

Committees of the Board

              The Board of Directors has established four committees:

  •
  the Audit Committee;

  •
  the Compensation Committee;

  •
  the Nominating and Corporate Governance Committee; and

  •
  the Operations and Commercial Oversight Committee.

              The chart below identifies the members and chair of each committee at the end of 2017 and the number of meetings held by each committee:

Name	Audit	Compensation	Nominating and Corporate Governance	Operations and Commercial Oversight

Irving R. Gerstein	X		C

R. Foster Duncan	X, FE	C		X

Kevin T. Howell		X	X	C

Holli C. Ladhani	C, FE		X

Gilbert S. Palter		X	X	X

James J. Moore, Jr.

Number of Meetings in 2017	5	2	3	4

FE
= "Audit Committee Financial Expert" as the term is defined in the rules of the SEC.

C
= Chair

X
= Committee member

              Audit Committee.    The Audit Committee's primary purposes are, among other things, to: (i) assist the Board of Directors in its oversight and supervision of the integrity of the accounting and financial reporting practices and procedures, the implementation and adequacy of the internal accounting controls and procedures, and the compliance with legal and regulatory requirements in respect of financial disclosure; (ii) assess and monitor the strategic, operating, reporting and compliance risks of the business, including cybersecurity risks; and (iii) supervise the qualification, independence and performance of independent accountants of the Corporation.

              Compensation Committee.    The Compensation Committee's primary purposes include: (i) discharging the responsibilities of the Board of Directors relating to compensation of the Chief Executive Officer and other officers; (ii) evaluating the Corporation's compensation plans, policies and programs, taking into account factors it deems appropriate from time to time, including those that are of strategic significance to the Corporation, the degree of risk to the Corporation and its business that those plans and policies may imply, and the results of non-binding Shareholder votes with respect to such matters; and (iii) reviewing and discussing with the Corporation's officers the Statement of Executive Compensation, including the Compensation Discussion and Analysis ("CD&A"), to be included in the Corporation's annual information circular and proxy statement and determining whether to recommend to the Board of Directors that the CD&A be included in the information circular and proxy statement. The Compensation Committee may form and delegate its authority to subcommittees consisting of one or more members of the Committee when appropriate. The Compensation Committee did not delegate any of its authority in 2017.

              The Compensation Committee periodically utilizes the services of Pearl Meyer & Partners ("Pearl Meyer"), an independent compensation consultant, to assist it in reviewing its compensation program. The Compensation Committee did not utilize the services of Pearl Meyer in 2017.

              In 2017, Pearl Meyer advised the management of the Corporation in regard to its preparation of the Corporation's information circular and proxy statement for the 2017 Annual and Special Meeting of Shareholders.

              Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee's primary purposes are, among other things, to: (i) screen and identify individuals who are qualified to become members of the Board of Directors; (ii) recommend to the Board, director nominees to be presented for Shareholder approval at the annual meetings of the Shareholders of the Corporation; (iii) recommend to the Board of Directors nominees to fill vacancies on the Board of Directors or as otherwise required outside of the annual meetings of Shareholders of the Corporation; (iv) select, or recommend to the Board of Directors, the Directors to comprise the committees of the Board of Directors; (v) implement a process for examining the size of the Board of Directors and to undertake, where appropriate, a program to establish a Board size that facilitates effective decision-making; (vi) establish procedures for the nomination of Directors and executive officers of the Corporation generally; (vii) establish and administer an annual assessment process relating to the performance of the Board of Directors as a whole, the committees of the Board of Directors and individual Directors; (viii) review with the Board of Directors from time to time the appropriate skills and characteristics required of Directors in the context of the current make-up of the Board of Directors, including issues of diversity, age, and skills relating to the Corporation's businesses and professional background; (ix) recommend to the Board of Directors procedures for the conduct of Board meetings and the proper discharge of the Board of Directors' mandate as set out in the mandate of the Board of Directors; (x) monitor the relationship between the officers and the Board of Directors with a view to ensuring that the Board of Directors is able to function independently of officers; (xi) develop the Corporation's approach to governance, including the development of a set of governance principles and guidelines that are specifically applicable to the Corporation; (xii) perform a leadership role in shaping the Corporation's corporate governance practices and provide oversight with respect to its corporate governance conduct; and (xiii) perform such other functions as the Board of Directors may from time to time request.

              In identifying, evaluating, and recommending suitable Director candidates, the Nominating and Corporate Governance Committee may take into account a number of factors, such as the appropriate skills and characteristics required of Directors in the context of the current make-up of the Board of Directors, including diversity, skills relating to the Corporation's businesses and professional background and existing commitments to outside boards. Pursuant to its charter, the Nominating and Corporate Governance Committee, in considering the extent to which the membership of a candidate on the Board of Directors would promote diversity among the Directors, may take into account various factors and perspectives, including differences of viewpoint, professional experience, education, skill and other individual qualities and attributes as well as race, gender and national origin. The Nominating and Corporate Governance Committee has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. The Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board of Directors that is comprised of Directors who have competencies, skills and personal qualities required of Board members in light of relevant factors, including: (1) the objective of adding value to the Corporation in light of the opportunities and risks facing the Corporation and the Corporation's proposed strategies; (2) the need to ensure that a majority of the Board of Directors is comprised of individuals who meet the independence requirements of the applicable securities legislation and stock exchanges or other guidelines, including the Corporation's categorical standards for Director independence; and (3) the policies of the Board of Directors with respect to board member tenure, retirement and succession and Board member commitments.

              It is the policy of the Nominating and Corporate Governance Committee to review and consider any director nominees who have been recommended by Shareholders in the same manner as described above. All Shareholder recommendations for director nominees must be submitted to the Corporate Secretary at Atlantic Power Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts 02026 in accordance with the procedures of the Advance Notice Policy (discussed below).

              Operations and Commercial Oversight Committee.    The Operations and Commercial Oversight Committee's primary purposes include: (i) assisting the Board of Directors in discharging its responsibilities with respect to oversight of the Corporation's plant operations, investment decisions in these plants, divestiture of plants, acquisition of additional assets and the capital required to support the plants; (ii) examining the commercial aspects of the plants including power purchase agreements, re-contracting activity and the associated commercial relationships with customers, and (iii) assessing and monitoring the operating risks of the business.

Corporate Governance

Committee Charters and Corporate Governance Guidelines

              Each of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Operations and Commercial Oversight Committee operates pursuant to its respective charter, a copy of which is available on the Corporation's website at www.atlanticpower.com under "ABOUT US—Leadership—Board Committees." A copy of the Corporate Governance Guidelines is available on the Corporation's website at www.atlanticpower.com under "ABOUT US—Corporate Governance Guidelines." Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

Board Leadership Structure

              The Charter of the Board of Directors requires the Chair of the Board of Directors to be an independent director, as it was determined it would be beneficial to have an independent Chair whose sole responsibility is leading the Board of Directors, leaving the Chief Executive Officer's main focus on the Corporation's business goals and promoting both short-term and long-term growth. Currently, Mr. Gerstein serves as the Chair of the Board of Directors. The Chair is expected to attend and chair meetings of the Board of Directors and Shareholders. The Chair ensures that the Board of Directors carries out its responsibilities effectively and the Board of Directors understands the boundaries between Board of Directors and management responsibilities. The Chair is also responsible for providing direction with respect to the dates and frequency of Board of Directors meetings and related committee meetings. The Chair liaises with the Chief Executive Officer to prepare Board of Directors meeting agendas.

              Directors who qualify as "non-management" within the meaning of the NYSE rules meet on a regular basis in executive sessions without management participation and, at least once per year, an executive session is held with only independent directors present. The executive sessions are chaired by the Chair of the Board of Directors. In addition, the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Operations and Commercial Oversight Committee, all of which are comprised entirely of independent Directors, also perform oversight functions independent of management.

Board Mandate

              The mandate of the Board of Directors is included as Schedule "A" to this Information Circular and Proxy Statement.

Position Descriptions

              Position descriptions for the Chair of the Board of Directors, the Chair of the Audit Committee, the Chair of the Compensation Committee, the Chair of the Nominating and Corporate Governance Committee, the Chair of the Operations and Commercial Oversight Committee and the Chief Executive Officer of the Corporation have been developed by the Corporation and are available on the Corporation's website.

Orientation and Continuing Education

              The Corporation, working with the Directors, will provide orientation opportunities for new Directors to familiarize them with the role of the Board of Directors, its committees, and its Directors, as well as the Corporation and its business. All new Directors will participate in an orientation program soon after the date on which a new Director first joins the Board of Directors. To date, each of the Directors has visited power projects of the Corporation to obtain an understanding of the operations of the Corporation. In addition to operational orientation, management has scheduled periodic presentations for the Board of Directors to ensure they are aware of major business trends and industry practices as and when required.

Ethical Business Conduct

              The Board of Directors has adopted a written code of business conduct and ethics for the Corporation (the "Corporate Code"), which sets out basic principles to guide all Directors, officers and employees of the Corporation and its subsidiaries, and a written code of business conduct and ethics for the Chief Executive Officer and senior financial officers (the "Officer Code" and, together with the Corporate Code, the "Codes"), which sets out basic principles to guide the Chief Executive Officer and the senior financial officers of the Corporation.

              The issues the Corporate Code addresses include, among other things, the following:

  (a)
  compliance with laws, rules and regulations;

  (b)
  conflicts of interest;

  (c)
  confidentiality;

  (d)
  corporate opportunities;

  (e)
  protection and proper use of Atlantic Power Entity (as defined in the Corporate Code) assets;

  (f)
  competition and fair dealing;

  (g)
  gifts and entertainment; and

  (h)
  reporting of any illegal or unethical behavior.

              The issues the Officer Code addresses include, among other things, the following:

  (i)
  conflicts of interest;

  (j)
  full, fair, accurate, timely and understandable disclosure in reports and documents;

  (k)
  compliance with laws, rules and accounting standards;

  (l)
  reporting of violations of law or the Officer Code;

  (m)
  confidentiality;

  (n)
  sharing and maintenance of knowledge and skills; and

  (o)
  promotion of ethical behavior.

              To ensure the Directors exercise independent judgment in considering transactions, agreements or decisions in respect of which a Director or officer has declared a material personal interest (in accordance with relevant corporate law requirements), the Board of Directors follows a practice whereby any such individual must not cast a vote on any such matter.

              The senior officers of the Corporation and the Chair of the Audit Committee are responsible for monitoring compliance with the Corporate Code and the Officer Code, respectively, and are required to report to the Board of Directors or the Audit Committee, respectively, on any issues that have arisen under the applicable Code. Any waivers from the requirements in the Codes that are to be granted for the benefit of the Directors, managers or executive officers of the Corporation are to be granted by the Directors only (or a committee of the Board of Directors to whom that authority has been delegated) and will be promptly disclosed as required by law or stock exchange regulation.

              At least annually, the Board of Directors reviews the adequacy of the Codes.

              The Codes are available on the Corporation's website at www.atlanticpower.com under "ABOUT US—Codes of Conduct" and under the Corporation's profile on the System of Electronic Document Analysis and Retrieval ("SEDAR") at www.sedar.com. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

              The Corporation's Whistleblower Policy is administered by the Chair of the Audit Committee. Any person may confidentially report complaints or concerns directly to the Chair of the Audit Committee. Confidentiality of complaints or concerns received by the Chair of the Audit Committee will be maintained to the fullest extent possible, consistent with the need to conduct an appropriate review.

Risk Oversight

              The Audit Committee receives and discusses a risk assessment update each quarter which is reviewed and discussed with management prior to the Audit Committee's recommendation to the Board of Directors to approve quarterly and annual financial disclosures. In addition, the Operations and Commercial Oversight Committee receives periodic operations reports about each of the Corporation's projects. The risk assessment update and operations reports are also made available to the Board of Directors in order to provide the opportunity for all Directors to inquire of management about any potential issues identified.

Assessments

              The charter of the Nominating and Corporate Governance Committee includes establishing and administering an annual assessment process relating to the performance of the Board of Directors as a whole, each committee of the Board of Directors and individual Directors, including the size and composition of the Board of Directors. The Audit, Compensation and Operations and Commercial Oversight Committees also administer annual assessments to analyze the performance and effectiveness of each of those committees.

Director Term Limits

              Each Director holds office until the next annual meeting of the Shareholders or until his or her successor is elected or appointed. The Board of Directors does not impose term limits on its Directors as it does not believe that arbitrary limits on the number of consecutive terms a Director may serve or on the Directors' ages are appropriate in light of the substantial benefits resulting from a sustained focus on the Corporation's business, strategy and industry over a significant period of time, without assuring increased independence. Accordingly, the Board's assessment of independence is of prime importance to ensure that retention of experience does not result in a failure to retain a sufficient number of independent Directors. The Board of Directors relies on thorough Director assessment procedures for evaluating its members (including their independence), and uses rigorous identification and selection processes for new directors, having regard to a variety of factors. In addition, to be identified as independent, a Director must be determined to be independent both in character and in judgment and free from any relationships or circumstances which are likely to affect, or could appear to affect, their judgment. Particular scrutiny is applied in assessing the continued independence of Directors having served more than nine years, with attention to ensuring that their tenure has not in any way eroded their independence and that their allegiance remains clearly with shareholders.

              Through these processes, the Board of Directors believes that it is well-positioned to address any problems or deficiencies that may arise as well as evaluate independence of Directors in an appropriate manner without having to adopt mandated term limits.

Representation of Women on the Board and in Executive Officer Positions

              The Corporation supports the principle of diversity in its leadership, of which gender is an important aspect, but has not formally adopted a policy or targets regarding the representation of women on the Board of Directors or in its senior management, as it does not believe that quotas or strict rules necessarily result in the identification or selection of the best candidates. Instead, the identification and selection process takes into consideration a variety of factors, including differences of viewpoint, professional experience, education, skill, and other individual qualities and attributes, including race, gender and national origin, as well as the requirements of the Board of Directors and senior management at the time.

              With the departure of Ms. Ladhani from the Board of Directors following this year's Meeting, there will be no women on the Board of Directors. The Corporation intends, prior to its 2019 annual meeting of shareholders, to fill the vacancy created by Ms. Ladhani and it expects that in its search for a new Director, it will continue to place high importance on maintaining female representation on the Board of Directors. In identifying, evaluating and recommending suitable Director candidates, the Nominating and Corporate Governance Committee also will take into account the criteria described under the section entitled "Corporate Governance Disclosure—Nominating and Corporate Governance Committee" of this Information Circular and Proxy Statement.

              As of the date hereof, none of the Corporation's six executive officers are women.

Communications with the Board of Directors

              Shareholders and other interested parties who wish to communicate with the Chair of the Board of Directors or independent Directors as a group, may do so by writing to them at Name(s) of Director(s)/Independent Directors of Atlantic Power Corporation, c/o Corporate Secretary, Atlantic Power Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts 02026.

MATTER 1: ELECTION OF DIRECTORS

              The number of Directors to be elected at the Meeting is five. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted for the election, as Directors, of the proposed nominees whose names are set out below. If a Director is unable to stand for election, the persons named in the enclosed Form of Proxy reserve the right to vote for another nominee at their discretion. Each nominee elected as a Director will hold office until the next annual meeting of the Shareholders or until his or her successor is elected or appointed.

Majority Voting Policy

              The Board of Directors has adopted a majority voting policy. Under this policy, a Director in an uncontested election who receives more votes withheld than cast in favour of his or her election will be required promptly to tender his or her resignation to the Chair of the Board of Directors following the applicable meeting of the Corporation's Shareholders. The resignation will be effective when accepted by the Board of Directors. The Nominating and Corporate Governance Committee of the Board of Directors will consider whether or not to accept the offer of resignation and will recommend to the Board of Directors whether or not to accept the resignation. A Director who tenders his or her resignation pursuant to the majority voting policy is not permitted to participate in any meeting of the Board of Directors and/or Nominating and Corporate Governance Committee at which his or her resignation is to be considered. With the exception of special circumstances that would warrant the continued service of the applicable Director on the Board of Directors, the Nominating and Corporate Governance Committee expects that resignations will be recommended for acceptance and accepted by the Board of Directors. Within 90 days following the applicable meeting of the Shareholders, the Board of Directors will make a decision on the Nominating and Corporate Governance Committee's recommendation. The Board of Directors will promptly announce its decision (including, if applicable, the reasons for not accepting any resignation) via press release in accordance with applicable securities laws, rules and regulations.

Advance Notice Policy

              The Corporation has adopted an advance notice policy (the "Advance Notice Policy"), which requires advance notice to the Corporation in circumstances where nominations of persons for election to the Board of Directors are made by Shareholders other than pursuant to: (i) a proposal made in accordance with the British Columbia Business Corporations Act ("BCBCA"); or (ii) a requisition of the Shareholders made in accordance with the BCBCA. Among other things, the Advance Notice Policy fixes a deadline by which Shareholders must submit director nominations to the corporate secretary of the Corporation prior to any annual or special meeting of Shareholders and sets forth the specific information that a Shareholder must include in such notice for an effective nomination to occur. Pursuant to the Advance Notice Policy, no person will be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of the Advance Notice Policy.

              Pursuant to the Advance Notice Policy, in the case of an annual meeting of Shareholders, notice to the Corporation must be made not less than 30 nor more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made by the Corporation, notice may be made not later than the close of business on the 10th day following such public announcement. In the case of a special meeting of Shareholders (which is not also an annual meeting), notice to the Corporation must be made not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made.

Information Regarding Director Nominees

              The following table sets forth the names of, and certain information for, the individuals proposed to be nominated for election as Directors. The five nominees all currently serve on the Board of Directors. Biographies for each nominee, which include a summary of each nominee's age, positions with the Corporation, principal occupation and employment within the five preceding years, are set out below.

Name and Province/State of Residence	Age	Position	Principal Occupation	Date Appointed as a Director
IRVING R. GERSTEIN(1)(2) Ontario, Canada	77	Director; Chairman of the Board	Corporate Director	October 4, 2004
R. FOSTER DUNCAN(1)(3) Louisiana, U.S.A.	64	Director	Operating Partner, Bernhard Capital Partners and Senior Advisor, EHS Partners	June 29, 2010
KEVIN T. HOWELL(1)(4) Texas, U.S.A.	60	Director	Corporate Director	December 23, 2014
GILBERT S. PALTER(1) Ontario, Canada	52	Director	Managing Partner and Chief Investment Officer, EdgeStone Capital Partners	June 23, 2015
JAMES J. MOORE, JR. Vermont, U.S.A.	60	Director, President and Chief Executive Officer	President and Chief Executive Officer of the Corporation	January 26, 2015

(1)
The Board of Directors has determined that each of Messrs. Gerstein, Duncan, Howell and Palter is an independent Director. Each independent Director is also a member of at least two, but no more than three, committees of the Board of Directors (Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Operations and Commercial Oversight Committee).

(2)
Chair of the Board of Directors and the Nominating and Corporate Governance Committee.

(3)
Chair of the Compensation Committee.

(4)
Chair of the Operations and Commercial Oversight Committee.

Nominees for Director

              Irving R. Gerstein, C.M., O.Ont:    Mr. Gerstein has been a Director of the Corporation since October 2004. Mr. Gerstein is a Member of the Order of Canada and a Member of the Order of Ontario, and was appointed to the Senate of Canada in December 2008, from which he retired in February 2016. He is a retired executive, and is currently a director of Medical Facilities Corporation and Student Transportation Inc. He previously served as a director of other public companies including Economic Investment Trust Limited, CTV Inc., Traders Group Limited, Guaranty Trust Company of Canada, Confederation Life Insurance Company and Scott's Hospitality Inc., and as an officer and director of Peoples Jewellers Limited. Mr. Gerstein is an honorary director of Mount Sinai Hospital (Toronto), having previously served as Chairman of the Board, Chairman Emeritus and a director over a period of 25 years. Mr. Gerstein earned a Bachelor of Science in Economics from the University of Pennsylvania (Wharton School of Finance and Commerce). Mr. Gerstein's substantial experience on the boards of numerous other public companies and his prior experience as an executive of a substantial public company make him a valued advisor and highly qualified to serve as Chair of our Board of Directors and as Chair of our Nominating and Corporate Governance Committee. In addition, because of the changes to the Board of Directors and management of the Corporation since 2014, Mr. Gerstein's tenure on the Board of Directors makes him uniquely qualified, as a result of his detailed knowledge of the Corporation's business and his proven commitment, experience and competence, to contribute leadership and to effectively advise and oversee the Corporation's management on behalf of the shareholders.

              R. Foster Duncan:    Mr. Duncan has been a Director of the Corporation since June 2010. He has more than 30 years of senior corporate, investment banking, and private equity experience. Mr. Duncan is an Operating Partner of Bernhard Capital Partners, an energy services focused private equity firm that targets businesses providing critical services to the energy sector, throughout the midstream, downstream and power verticals, and serves as a Senior Advisor to EHS Partners in New York, a management consulting firm focused on improving operational effectiveness, earnings, and growth. Previously, Mr. Duncan was a Member of MFB Energy Partners, LLC and was a Managing Director at Advantage Capital Partners with senior management responsibility for the firm's energy portfolio and energy initiatives. From 2005 through 2009, Mr. Duncan was managing member of KD Capital L.L.C., an affiliate of Kohlberg Kravis Roberts & Co. ("KKR") which he and KKR formed. Mr. Duncan was located in KKR's offices and worked exclusively with KKR and its portfolio companies in connection with creating value and investing in the energy, utility, natural resources, and infrastructure sectors. Previously, Mr. Duncan was Executive Vice President and Chief Financial Officer of Cinergy Corp., Chairman of Cinergy's Investment Committee and Chief Executive Officer and President of Cinergy's Commercial Business Unit. Mr. Duncan is active with the Edison Electric Institute, including as a past member of the Wall Street Advisory Group and a past Chairman of the Finance Executive Advisory Committee. He has also held senior management positions at LG&E Energy Corp., Freeport-McMoRan Copper & Gold and Howard Weil, a premier energy investment banking boutique. From 2009 to 2014, Mr. Duncan served as a director of Xtreme Power, LLC, a small, privately held company, which filed for Chapter 11 bankruptcy protection in 2013 and was sold to Younicos AG in April 2014. From February 2006 to 2013, Mr. Duncan also served as a director of Essential Power, LLC, a portfolio company of Industry Funds Management (US), LLC. Mr. Duncan also serves on the Advisory Council of Greentech Capital Advisors in New York and on the Board of Directors of Charah, Inc. in Louisville, Kentucky. Mr. Duncan is active in a number of civic organizations, including serving on the Board of Directors of the Eye, Ear, Nose and Throat Hospital Foundation in New Orleans, the Nature Conservancy of Louisiana, and the National Advisory Board of the University of Virginia Jefferson Scholars Program. He is

Co-Chairman of the Jeffersonian Grounds Initiative, which supports the preservation of the Rotunda and historic Grounds. He graduated with Distinction from the University of Virginia and later received his Masters of Business Administration degree from the A. B. Freeman Graduate School of Business at Tulane University. Mr. Duncan's extensive experience in energy services, as well as his extensive financial background, make him highly qualified to serve on our Board of Directors.

              Kevin T. Howell:    Mr. Howell has been a Director of the Corporation since December 2014. He is a retired executive with more than 35 years of industry experience and is an accomplished power and natural gas executive with extensive commercial leadership at the executive levels of affiliates of Duke Energy, Dominion Resources, NRG Energy Inc. ("NRG Energy") and Dynegy Inc. ("Dynegy"). Mr. Howell served as Executive Vice President and Regional President of Texas of NRG Energy, a large energy company that owns and operates a diverse portfolio of power-generating facilities, primarily in the United States, from March 2008 until his retirement in August 2010. In July 2011, he joined Dynegy as Executive Vice President and Chief Operating Officer, where he ran commercial and plant operations as well as environmental health and safety. In November 2011, when Mr. Howell was acting in this capacity, two Dynegy subsidiaries filed for bankruptcy protection. In 2011 and 2012, Mr. Howell was involved in significant restructuring activities at Dynegy, and was named as a defendant in a shareholder class action lawsuit in connection with that restructuring process. He was also named as a defendant in three other matters brought by other participants in the restructuring, which reached settlement in June 2012. Mr. Howell retired from Dynegy in January 2013 after a successful restructuring that brought the company out of bankruptcy with a relisting on the NYSE. In April 2014, the shareholder class action lawsuit in which Mr. Howell was a named defendant was dismissed with prejudice. Mr. Howell previously served as the Chairman of the Board of Directors of Illinois Power Generating Company, an affiliate of Dynegy. Mr. Howell has previously served as a director on the board of Entrust Energy, a privately-held energy retailer, and Nanosolar Inc., a thin film solar manufacturer. Mr. Howell currently serves as a director on the board of Homer City Holdings, LLC. In April 2018, Mr. Howell joined the board of TexGen Power LLC, a privately held fleet of gas power plants located in Texas, following its emergence from bankruptcy proceedings initiated by its previous owner, Exelon (when it was known as ExGen Texas Power LLC). Mr. Howell's extensive experience in commercial and plant operations management, as well as his expertise in the electric power sector, make him a valued advisor and highly qualified to serve as a member of our Board of Directors and as Chair of our Operations and Commercial Oversight Committee.

              Gilbert S. Palter:    Mr. Palter has been a Director of the Corporation since June 2015. He co-founded EdgeStone Capital Partners in 1999, has served as its Chief Investment Officer & Managing Partner since 1999, and has grown EdgeStone to be one of Canada's leading independent private capital managers, with in excess of $2 billion of capital commitments for its private equity, mezzanine debt, and venture capital funds. Mr. Palter attended Harvard Business School on a Frank Knox Memorial Fellowship, where he graduated as a Baker Scholar and winner of the John L. Loeb Fellowship in Finance, and he was the Gold Medalist in his graduating class at the University of Toronto, where he attended on the J.W. Billes Scholarship, earning a Bachelor of Science degree in computer science and economics. He was a 2003 recipient of "Canada's Top 40 Under 40" award, and was a recipient of the Ernst & Young Entrepreneur Of The Year® Award 2006. Mr. Palter has served as Chairman and as director on more than 25 public and private company boards, and is actively involved in a variety of community and philanthropic organizations. Mr. Palter currently serves as a director on the board of RPX Corporation, a public company. Mr. Palter's extensive financial experience, as well as his presence on numerous company Boards, make him a valued advisor and highly qualified to serve as a member of our Board of Directors.

              James J. Moore, Jr.:    Mr. Moore has been our President and Chief Executive Officer and a Director of the Corporation since January 2015. Mr. Moore has more than 30 years of experience in the energy industry, including building two other independent power businesses and serving as Chief Executive Officer at both. Prior to joining the Corporation, he was the Chairman of Energy and Power at Diamond Castle Holdings LLC ("DCH"), a $1.8 billion private equity firm in New York City, where he served as a director on the board of a solar portfolio company and as Chairman of the Board of a directional drilling services portfolio company. Prior to joining DCH in 2008, he served as President and Chief Executive Officer of Catamount Energy Corporation ("Catamount"). After joining Catamount in 2001, Mr. Moore's new strategy helped transform a small Vermont energy company into a wind-focused growth company, leading to the sale of the company to DCH in 2005 and later to Duke Energy in 2008. Prior to his tenure at Catamount, he served as Chief Executive Officer of American National Power from 1994 to 2001. Mr. Moore previously served on the boards of Comverge, Inc. in 2012, Green Mountain College from 2008 to 2011 and International Power PLC from 2000 to 2001. He earned a Bachelor of Arts degree from the College of the Holy Cross and a Juris Doctor degree from the University of Houston. Mr. Moore's extensive experience in the energy industry, as well as his in-depth knowledge of the Corporation through his position as President and Chief Executive Officer, make him highly qualified to serve as a member of our Board of Directors.

The Board of Directors recommends a vote FOR each of the five nominees discussed above and listed on the Form of Proxy.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

              The following table sets forth the names, ages and positions of the executive officers of the Corporation other than Mr. Moore, who is a Director of the Corporation.

Name	Age	Position	Date Appointed as Officer
Terrence Ronan	58	Executive Vice President—Chief Financial Officer and Principal Financial and Accounting Officer	August 20, 2012
Joseph E. Cofelice	60	Executive Vice President—Commercial Development	September 16, 2015
Jeffrey S. Levy	50	Senior Vice President—General Counsel and Corporate Secretary	November 7, 2017
Philip D. Rorabaugh	57	Senior Vice President—Asset Management	November 7, 2017
James P. D'Angelo	47	Senior Vice President—Chief Administrative Officer	November 7, 2017

              Terrence Ronan:    Mr. Ronan joined Atlantic Power in August 2012 as Executive Vice President—Chief Financial Officer. He is the Corporation's Principal Financial and Accounting Officer and has primary responsibility for all finance-related functions, as well as a central role in the development and execution of the Corporation's operational and strategic initiatives. Mr. Ronan is a financial professional with more than 25 years of management and capital-raising experience. From April 2011 through August 2012, Mr. Ronan served as Managing Director—Finance and Assistant Treasurer at Plains All American Pipeline, L.P., a publicly traded master limited partnership engaged in the transportation, storage, terminalling and marketing of crude oil, refined products, liquefied petroleum gas (LPG) and other natural gas related products. Prior to that, Mr. Ronan served as President and Chief Executive Officer of SemGroup, L.P. ("SemGroup"), where he oversaw the operations of the privately held partnership engaged in the transportation, storage, terminalling and marketing of crude oil, LPG and natural gas. Appointed on the eve of SemGroup's bankruptcy filing in the United States and Canada in 2008, he led the company through its reorganization until it emerged from bankruptcy in November 2009. From 2006 through March 2008, Mr. Ronan served as Managing Director at Merrill Lynch Capital, where he co-founded the start-up Energy Finance practice, in which he was responsible for origination activities in the midstream and Exploration and Production ("E&P") sectors. Mr. Ronan also spent 14 years at Bank of America and predecessors Fleet Boston and BankBoston, culminating in his role as Managing Director where he focused on financing industry-leading E&P, midstream and refining and marketing companies. Mr. Ronan graduated with a Bachelor of Science degree from Bates College and later received a Masters of Business Administration degree from the University of Michigan Ross School of Business. He also served in the U.S. Navy from 1981 to 2007, active and reserve components, retiring after 26 years with the rank of Captain.

              Joseph E. Cofelice:    Mr. Cofelice joined Atlantic Power as Executive Vice President—Commercial Development in September 2015 from General Compression, Inc., a compressed air energy storage technology company, where he had been Chief Executive Officer and served as a member of its Board of Directors since December 2012. From 2010 to April 2013, Mr. Cofelice served as Chief Executive Officer and a member of the Board of Westerly Wind LLC, a provider of project development capital to the wind industry. Mr. Cofelice served as the

Chairman of the Board of Westerly Wind LLC from April 2013 through September 2015. From December 2012 to April 2013, Mr. Cofelice served as Chief Executive Officer of both General Compression, Inc. and Westerly Wind LLC concurrently. Both General Compression and Westerly Wind were part of US Renewables Group's portfolio of investments. From 2002 to 2008, Mr. Cofelice was the President of Catamount Energy Corporation. Prior to his tenure at Catamount, he served in a number of management roles at American National Power from 1987 to 2002, including serving as Chief Executive Officer. Mr. Cofelice has more than 30 years of experience in the energy industry. Mr. Cofelice graduated with a Bachelor of Science degree in Business Administration from Northeastern University.

              Jeffrey S. Levy:    Mr. Levy joined Atlantic Power in March 2012. He is currently Senior Vice President—General Counsel and Corporate Secretary, with responsibility for managing all of the Corporation's legal affairs. Prior to joining Atlantic Power, Mr. Levy was Legal Vice President at First Wind, LLC from 2008 to 2012, serving as lead attorney for all project development, construction and financings as well as acquisitions and joint ventures. From 2005 to 2008, Mr. Levy served as in-house counsel at Ameresco, Inc. Before working as in-house counsel, Mr. Levy was an attorney at major law firms in Boston, where he focused on mergers and acquisitions, debt and equity financings, and corporate matters. Mr. Levy earned a Bachelor of Science degree from Worcester Polytechnic Institute and a Juris Doctor degree from Suffolk University Law School. Mr. Levy is also a registered professional civil engineer.

              Philip D. Rorabaugh:    Mr. Rorabaugh joined Atlantic Power in July 2013. He is currently Senior Vice President—Asset Management and is responsible for the operations and asset management of all of the Corporation's assets. Prior to joining Atlantic Power, Mr. Rorabaugh spent more than 20 years in the independent power industry, holding positions of increasing responsibility in power plant operations and asset management, starting as a plant manager. These positions included Senior Vice President of Asset Management for Calpine, with P&L responsibility for more than 90 power plants in North America, and Chief Operating Officer at InterGen, with responsibility for an international portfolio of power projects. Prior to entering the independent power industry, Mr. Rorabaugh served in the U.S. Navy as a Gas Turbine Technician and Engineering Officer of the Watch. He has a Masters of Business Administration degree from Boston University.

              James P. D'Angelo:    Mr. D'Angelo is Chief Administrative Officer of Atlantic Power, with responsibility for key corporate functions including Human Resources, Information Technology, Environmental, Health and Safety, Corporate Insurance, and Facilities. Prior to joining Atlantic Power in September 2012, Mr. D'Angelo spent more than 20 years in the energy industry, holding positions of increasing responsibility. These positions include Vice President of Human Resources for FloDesign Wind Turbine, GreatPoint Energy and Trigen. Prior to that, Mr. D'Angelo was the Director, Human Resources at Calpine with responsibility for all Human Resource related functions for more than 80 plant locations and 3,000 employees. Mr. D'Angelo holds a Bachelor of Arts degree in Political Science from Bridgewater State College and a Masters of Business Administration degree from Suffolk University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

              The following table sets forth information regarding the beneficial ownership of Common Shares of the Corporation according to the most recent filings available as of April 27, 2018 (determined pursuant to Rule 13d-3 under the Exchange Act) with respect to:

  •
  each person (including any "group" of persons as that term is used in Section 13(d)(3) of the Exchange Act) who is known to the Corporation to be the beneficial owner of more than 5% of the outstanding Common Shares;

  •
  each of the Directors of the Corporation;

  •
  each of the named executive officers of the Corporation; and

  •
  all of the Directors and the current executive officers of the Corporation as a group.

              Unless otherwise indicated in the footnotes to the following table, the address of each beneficial owner listed in the following table is c/o Atlantic Power Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts 02026.

              Except as otherwise indicated in the footnotes to the following table, the Corporation believes, based on the information provided to it, that the persons named in the following table have sole voting and investment power with respect to the shares they beneficially own, subject to applicable community property laws.

Name of beneficial owner	Number of Common Shares beneficially owned	Percentage of Common Shares beneficially owned(1)	Deferred Share Units owned(2)
Morgan Stanley(3)	9,611,094	8.5%	—
Neuberger Berman Group LLC(4)	7,408,106	6.6%	—
JPMorgan Chase & Co.(5)	6,758,233	6.0%	—
BlackRock, Inc.(6)	6,503,984	5.8%	—
Mangrove Partners(7)	5,969,584	5.3%	—
Directors and named executive officers
Irving R. Gerstein	67,700	*	120,582
R. Foster Duncan	15,105	*	156,111
Kevin T. Howell	140,200	*	86,228
Holli C. Ladhani(8)	—	—	158,102
Gilbert S. Palter(9)	650,000	*	72,534
James J. Moore, Jr.(10)	467,140	*	—
Terrence Ronan(10)	319,103	*	—
Joseph E. Cofelice(10)	634,762	*	—
Jeffrey S. Levy(10)	61,585	*	—
Philip D. Rorabaugh(10)	105,656	*	—
All Directors and current executive officers as a group (11 persons)(11)	2,522,803		593,557

*
Less than 1%

(1)
The applicable percentage ownership is based on 112,480,707 Common Shares issued and outstanding as of April 27, 2018.

(2)
Deferred share units ("DSUs") owned by Directors are excluded from the calculation of common shares beneficially owned.

(3)
Based on Schedule 13G filed on April 23, 2018 (the "Morgan Stanley 13G") with the SEC by Morgan Stanley and Morgan Stanley Capital Services LLC with respect to beneficial ownership of 9,611,094 Common Shares. According to the Morgan Stanley 13G, Morgan Stanley has shared voting power with respect to 9,606,244 Common Shares and shared power to dispose of or direct disposition of 9,554,470 Common Shares, and Morgan Stanley Capital Services LLC has shared voting power and shared power to dispose of or direct disposition of 8,571,986 Common Shares. The address of each Morgan Stanley entity is 1585 Broadway, New York, New York 10036.

(4)
Based on Schedule 13G filed on February 15, 2018 (the "Neuberger Berman 13G") with the SEC by Neuberger Berman Group LLC and Neuberger Berman Investment Advisors LLC (collectively, "Neuberger Berman") with respect to beneficial ownership of 7,408,106 Common Shares. According to the Neuberger Berman 13G, Neuberger Berman has shared voting power with respect to 5,997,800 Common Shares, and shared power to dispose of or to direct disposition of 7,408,106 Common Shares. The address of each Neuberger Berman entity is 1290 Avenue of the Americas, New York, New York 10104.

(5)
Based on Schedule 13G filed on January 8, 2018 (the "JPMorgan 13G") with the SEC by JPMorgan Chase & Co. ("JPMorgan") with respect to beneficial ownership of 6,758,233 Common Shares. According to the JPMorgan 13G, JPMorgan has sole voting power with respect to 6,101,033 Common Shares and sole power to dispose of or to direct disposition of 6,494,873 Common Shares. The address of JPMorgan is 270 Park Avenue, New York, New York 10017.

(6)
Based on Schedule 13G filed on January 30, 2018 (the "BlackRock 13G") with the SEC by BlackRock Inc. ("BlackRock") with respect to beneficial ownership of 6,503,984 Common Shares, of which (i) BlackRock International Limited, (ii) BlackRock Advisors, LLC, (iii) BlackRock Investment Management (UK) Limited, (iv) BlackRock Asset Management Canada Limited, (v) BlackRock Investment Management (Australia) Limited, (vi) BlackRock (Netherlands) B.V., (vii) BlackRock Fund Advisors, (viii) BlackRock Institutional Trust Company, National Association, (ix) BlackRock Financial Management, Inc., (x) BlackRock Japan Co., Ltd., (xi) BlackRock Asset Management Schweiz AG, and (xii) BlackRock Investment Management, LLC, all of which are wholly-owned subsidiaries of BlackRock, are the beneficial owners of 6,503,984 Common Shares. According to the BlackRock 13G, BlackRock has sole voting power with respect to 6,209,562 Common Shares, and sole power to dispose of or to direct disposition of 6,503,984 Common Shares. The address of each BlackRock entity is 55 East 52nd Street, New York, New York 10055.

(7)
Based on Schedule 13D/A filed on April 17, 2018 (the "Mangrove Schedule 13D/A") with the SEC by The Mangrove Partners Master Fund, Ltd. ("Mangrove Master Fund"), The Mangrove Partners Fund, L.P. ("Mangrove Fund"), Mangrove Partners Fund (Cayman), Ltd. ("Mangrove Fund Cayman"), The Mangrove Partners Fund (Cayman Drawdown), L.P. ("Mangrove Fund Cayman Drawdown"), Mangrove Partners, Mangrove Capital and Nathaniel August (each of the foregoing, collectively, "Mangrove"), with respect to 5,969,584 Common Shares directly owned by Mangrove Master Fund. Mangrove Fund is the controlling shareholder of Mangrove Master Fund, Mangrove Fund Cayman is a significant shareholder of Mangrove Master Fund and Mangrove Fund Cayman Drawdown is a shareholder of Mangrove Master Fund. Mangrove Partners is the investment manager of each of Mangrove Master Fund, Mangrove Fund, Mangrove Fund Cayman and Mangrove Fund Cayman Drawdown.

  Mangrove Capital is the general partner of each of Mangrove Fund and Mangrove Fund Cayman Drawdown. Mr. August is the Director of each of Mangrove Partners and Mangrove Capital. By virtue of these relationships, each of Mangrove Fund, Mangrove Fund Cayman, Mangrove Fund Cayman Drawdown, Mangrove Partners, Mangrove Capital and Mr. August may be deemed to beneficially own the 5,969,584 Common Shares directly owned by Mangrove Master Fund. According to the Mangrove Schedule 13D/A, (i) Mangrove Master Fund directly owns 5,969,584 Common Shares, (ii) Mangrove Fund beneficially owns 5,969,584 Common Shares, (iii) Mangrove Fund Cayman beneficially owns 5,969,584 Common Shares, (iv) Mangrove Fund Cayman Drawdown beneficially owns 5,969,584 Common Shares, (v) Mangrove Partners beneficially owns 5,969,584 Common Shares, (vi) Mangrove Capital beneficially owns 5,969,584 Common Shares, and (vii) Mr. August beneficially owns 5,969,584 Common Shares. Each of the above has shared voting and investment power over Common Shares beneficially owned by it. In addition, according to the Mangrove Schedule 13D/A, Mangrove Master Fund has entered into a series of cash-settled total return swap agreements with Morgan Stanley Capital Services LLC that establish economic exposure to an aggregate of 8,424,080 notional shares. The swaps provide Mangrove Master Fund with economic exposure comparable to ownership but do not provide it with the power to vote or direct the voting of or to dispose or direct the disposition of the related shares. The address of Mangrove Fund, Mangrove Partners, Mangrove Capital and Mr. August is 645 Madison Avenue, 14th Floor, New York, New York 10022. The address of Mangrove Master Fund, Mangrove Fund Cayman and Mangrove Fund Cayman Drawdown is c/o Maples Corporate Services, Ltd., P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands KY1-1104.

(8)
Holli C. Ladhani will not stand for re-election at the Meeting.

(9)
In addition to the Common Shares owned by Mr. Palter as shown in the table, Mr. Palter also owns 2,000 shares of the 7.0% Cumulative Rate Reset Preferred Shares, Series 2 and 14,000 shares of the Cumulative Floating Rate Preferred Shares, Series 3. The preferred shares are issued by Atlantic Power Preferred Equity, Ltd., an indirect wholly-owned subsidiary of Atlantic Power Corporation, and are non-voting.

(10)
Common Shares beneficially owned exclude 539,904 unvested notional shares held under the Transition Equity Grant Participation Agreement and 689,904 unvested notional shares granted under the LTIP for James J. Moore, Jr., President and Chief Executive Officer, 344,538 unvested notional shares granted under the LTIP for Terrence Ronan, Executive Vice President—Chief Financial Officer, 320,345 unvested notional shares granted under the LTIP for Joseph E. Cofelice, Executive Vice President—Commercial Development, 234,077 unvested notional shares granted under the LTIP for Jeffrey S. Levy, Senior Vice President—General Counsel and Corporate Secretary and 212,543 unvested notional shares granted under the LTIP for Philip D. Rorabaugh, Senior Vice President—Asset Management.

(11)
The 11 persons include the six Directors, the five named executive officers and James P. D'Angelo, Senior Vice President—Chief Administrative Officer and an executive officer of the Corporation.

MATTER 2: NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

              We have designed our compensation programs to keep management and Shareholders in alignment as to long-term goals as well as to attract, retain and focus our team on delivering value to Shareholders as more fully discussed in the CD&A beginning on page 27.

              We urge you to read the CD&A, as well as the Summary Compensation Table and related compensation tables and accompanying narrative, which provide detailed information on our compensation philosophy, policies and practices and the compensation of our named executive officers.

              As required by Section 14A of the Exchange Act, the Corporation is seeking an advisory (non-binding) vote on the compensation paid to the Corporation's named executive officers, as disclosed in this Information Circular and Proxy Statement pursuant to Item 402 of Regulation S-K, including the CD&A, compensation tables and narrative discussion. As previously disclosed by the Corporation, the Board of Directors has determined that it will hold an advisory vote on executive compensation on an annual basis, and the next such advisory vote (following this current advisory vote) will occur at the 2019 annual meeting of Shareholders.

              This vote, commonly known as a Say-on-Pay proposal, gives Shareholders the opportunity to express their views on the compensation of the Corporation's named executive officers. This vote is not intended to address any specific item of compensation, but the overall compensation of the named executive officers and the principles, policies and practices described in this Information Circular and Proxy Statement. As this is an advisory vote, the result will not be binding on the Corporation, the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee value the opinions of Shareholders and intend to take into account the results of the vote when considering future compensation decisions for the named executive officers.

Vote Required

              Approval of the resolution approving, on a non-binding advisory basis, the compensation of the Corporation's named executive officers requires the affirmative vote of a majority of the votes cast at the Meeting. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of a resolution to approve, on a non-binding advisory basis, the compensation of the Corporation's named executive officers. The Board of Directors recommends that Shareholders vote in favour of the following resolution:

              RESOLVED, that the Corporation's Shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Corporation's Information Circular and Proxy Statement for the 2018 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

The Board of Directors, upon recommendation of the Compensation Committee, recommends a vote FOR approval, on a non-binding advisory basis, of the compensation paid to our named executive officers, as disclosed in this Information Circular and Proxy Statement.

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

Executive Summary

              In this summary, we provide the context for and the details of the executive compensation in 2017. Additional information follows in the balance of the CD&A.

              Atlantic Power focuses on delivering long-term value to our shareholders by prioritizing debt reduction, capital allocation, servant leadership and detailed execution. We believe that our executive compensation program is designed appropriately to attract and retain executives who can effectively lead the Company with a long-term focus. Specifically, we have put in place compensation programs that emphasize a pay for performance philosophy using a mix of both quantitative and qualitative performance measures that are designed to deliver long-term value to our shareholders. Although some might prefer a purely formulaic approach to compensation, we strongly believe that strictly mechanical calculations may have unintended results and are not ideal for our company and our focus on long-term value creation per share.

              We are very numbers-driven in the operation of our business. The Board of Directors and the management team are highly focused on intrinsic value per share and free cash flow per share. Because intrinsic value per share is an estimate based on numerous assumptions and interpretations, it is imperative that the Board and management team are capable of rigorous analysis and critical thinking in evaluating these estimates and assumptions.

              We are also very focused on costs, as demonstrated by our progress in reducing interest expense and overhead costs during the past few years. We have done significant work on internal benchmarking of our costs, and intend to do more this year. We are also highly committed to further improvement to our balance sheet and leverage metrics through continued significant repayment of debt using our operating cash flow. Independent power generation is a highly cyclical business and lower debt and cost levels are critical to withstanding what has been an extended downturn in the power sector. We also want to create as much flexibility as possible, including with respect to compensation. Although some might argue that this more fluid approach could be used to justify higher compensation, we recommend that investors analyze the payout levels from year to year. Are they commensurate with the progress in the company's turnaround? Do they only go up or are there down years as well? What is the ratio of the CEO's compensation to that of the other named executive officers? (Answer: A range of 1.4 to 2.3 times.) What is the ratio of the CEO's compensation to that of the median employee? (Answer: Approximately 13 times.)

              In addition, shareholder alignment is rightly a major focus of investors, including in the compensation arena. There are many criteria used to look at alignment. Our view is that the best way of aligning with shareholders is to be a shareholder. The majority of our named executive officers have made market purchases of Atlantic Power shares since the current management team arrived three years ago. Three of the currently serving independent Directors have purchased shares during this period and in 2017, one of the Directors took the majority of his fees in DSUs. Since Mr. Moore joined the Corporation as CEO in January 2015, insiders as a group have purchased nearly 1.8 million shares for an investment of approximately $4.1 million.

              To further strengthen alignment, in 2017 the Board of Directors made significant changes to the ownership guidelines for directors and management, increasing the required ownership and expanding the number of executives covered by the guidelines. A discussion of these changes can be found on page 43 of this Information Circular and Proxy Statement.

Key Compensation Drivers in 2017

              We remain focused on reducing our debt levels, growing the intrinsic value per share of the Corporation and increasing our discretionary cash flow in order to allocate our capital in ways that provide for a good return to the Corporation. We continue to prioritize repurchases of our debt and equity, which are currently trading at compelling price-to-value levels. Returns from investing in our balance sheet are currently superior to those available in the external market. We continue to identify and make additional attractive investments in our fleet, some of which are linked to possible contract extensions. We are also focused on controlling costs. We value the environment, health, safety and well-being of our operations personnel, and continue to make investments to maintain our fleet in a strong operational status at all times.

              Overall, 2017 was a successful year for the Corporation as demonstrated by the key accomplishments listed below. During 2017, we further improved our credit profile by continuing to pay down debt, reshaping our maturity profile and lowering our interest costs. By taking these actions, we are in a stronger position to withstand an extended downturn in the power sector and to take a disciplined approach on renewals of Power Purchase Agreements ("PPAs") in what is a very cyclical business. We are enthusiastic about our strengthened financial position and the uses of capital that we have available which are consistent with our objective of increasing intrinsic value per share, including repurchases of our shares when they trade at a significant discount to our estimates of intrinsic value per share. We have begun to implement a growth strategy, with efforts currently focused on industrial customers and evaluation of potential acquisitions of out-of-favour generating assets.

Review of 2017 Achievements

              The Corporation's key accomplishments in 2017 were as follows:

Cultural

•
Environmental, health and safety (EHS) performance.  We had one lost-time incident in 2017 as compared to two in 2016. Our lost-time incident rate improved to 0.38 from 0.69. Although we had three recordable injuries in 2017 (all relatively minor) as compared to two in 2016, our total recordable injury rate of 1.16 was better than our performance in 2014 and 2015. Three of our plants—Kenilworth, Manchief and Piedmont—completed five years of operation without a lost-time incident. We had no notices of violation in 2017 from either the Federal Energy Regulatory Commission or the North American Electric Reliability Council. Our Kenilworth plant received an Environmental Stewardship Certificate from the New Jersey Department of Environmental Protection for its voluntary and proactive measures to improve the environment and ensure a sustainable future.

•
Servant leadership.  We continued to focus on promoting a culture of servant leadership throughout the Corporation. In 2017, we continued to roll out training throughout the organization. All members of senior management and all plant managers have now participated in the training.

Operational

•
Availability.  Our plants had an availability factor of 90.3%, which was a strong performance although modestly lower than the 93.3% availability recorded in 2016, due to planned outages in 2017 at our Frederickson and Kenilworth plants and forced outages at our Mamquam and Williams Lake plants.

•
Maintenance and optimization initiatives.  We upgraded the third of the three gas turbines at our Morris plant. This completed a major undertaking at the Morris plant begun in 2016 to increase output and improve efficiency of the gas turbines and add fast-start capability to the second of two auxiliary boilers. We also replaced the control system at our Cadillac plant and upgraded the gas turbine at our equity-owned Frederickson plant.

•
Launched plant cost savings initiative.  In late 2016, we began a program to analyze and benchmark our plant operating costs with a goal of achieving cost savings. In 2017, we completed the internal benchmarking effort and held both operations and maintenance summits for our plant employees to identify and implement best practices, with a focus on outage frequency and maintenance intervals. We have implemented $2 million of non-fuel permanent cost reductions for 2018 and eliminated $2 million of planned maintenance spending from future years. We also reduced our overall fleet fuel usage (on a load-adjusted basis) by approximately 3% in 2017, resulting in fuel cost savings of approximately $3 million. In addition, we deployed Predictive Analytic maintenance software (PRISM) at three plants and expect to deploy it at another three sites this year. This software should improve reliability and operational performance.

Commercial

•
Revised contract for Nipigon.  We negotiated a new long-term enhanced dispatch contract for our Nipigon plant for the period November 2018 through December 2022. Under the revised contract, the Nipigon plant will return to service in November 2018 as a simple-cycle plant and will operate on a flexible basis. The new contract reduces the operating risk of the plant and results in improved economic outcomes for the plant as well as Ontario ratepayers as compared to the original PPA.

•
Amended PPA for our Tunis plant.  We reached agreement with the customer on amendments to the Tunis PPA that provide for the plant to operate in simple-cycle mode, which we expect will result in a lower risk profile. We also were successful in obtaining an amended permit for the plant. We commenced work on returning the plant to service in late 2017 and expect it to return to operation under the 15-year PPA in the third quarter of 2018.

•
Short-term contract extension for our Williams Lake plant.  We amended and extended our existing contract with BC Hydro for our Williams Lake plant by approximately 15 months, or 18 months at the option of BC Hydro. Although the economic contribution during the extension is expected to be de minimis, the purpose of the extension is to bridge operations of the plant to a possible longer-term extension of the contract, depending on the outcome of BC Hydro's Integrated Resource Plan in the second or third quarter of 2019.

•
Executed new contracts for the three San Diego plants, although have not achieved site control.  We signed new seven-year contracts for our Naval Station and North Island plants with San Diego Gas & Electric and for our Naval Training Center plant with Southern California Edison, but have not succeeded in obtaining site control with the U.S. Navy, which is required for us to restart operations at the plants.

•
Amended existing PPAs for the three San Diego plants.  The amendment provides for early termination of the PPAs without any potential liabilities to the customer. The amendments were approved by the California Public Utilities Commission in March 2018.

•
Negotiated final adjustments to OEFC Settlement.  These efforts resulted in an additional Cdn$1.7 million of revenue received under the Global Adjustment settlement with the Ontario Electricity Financial Corporation ("OEFC"), bringing the total to Cdn$37.8 million.

Financial

•
Strong financial results.  For 2017, Cash provided by operating activities (a GAAP measure) was $169 million, which was in the upper half of the Corporation's estimated range of $160 to $175 million, which was revised upward twice during 2017.

•
Debt reduction.  We repaid $166 million of debt in 2017, reducing our leverage ratio at year end to 3.3 times. Since year-end 2013, we have reduced our consolidated debt by approximately $1 billion.

•
Two successful re-pricings of our term loan.  In April 2017 and again in October 2017, we successfully re-priced the spread on our term loan and revolver by a total of 150 basis points, to LIBOR plus 350 basis points. The combined savings of both repricing transactions is estimated to be approximately $33 million over the remaining terms of the facilities.

•
Improved debt maturity profile.  By repaying the Piedmont project debt in full, we eliminated our only 2018 bullet maturity. In October 2017, we extended the maturity date of our $200 million corporate revolver by one year, to April 2022, which ensures a stable liquidity profile during this period.

•
Reduction in cash interest payments.  The cumulative reduction in debt and the reshaping of our balance sheet and maturity profile has reduced our cash interest payments by approximately $59 million since 2013.

•
Strong liquidity.  Our liquidity at year-end 2017 was $198 million, including approximately $40 million of discretionary cash, after allocating approximately $71 million of liquidity to the Piedmont debt repayment in October 2017.

•
Improved credit profile.  In October 2017, Moody's upgraded our corporate family credit rating to Ba3 from B1, representing the second upgrade from Moody's in a two-year period.

•
Stable overhead costs.  Corporate general and administrative (G&A) costs for 2017 of $22 million were approximately $0.6 million lower than in 2016. Since 2013, we have reduced these costs by approximately $32 million or 60%. Although the most significant cost reductions are behind us, we continue to look for additional cost reduction opportunities. In 2017, we eliminated seven positions for estimated savings of $1.2 million annually and absorbed this work within existing teams. We also further reduced our property and casualty insurance costs modestly.

Capital Allocation

•
Piedmont debt repayment.  After considering an asset sale and refinancing options for the plant's August 2018 debt maturity, we elected to allocate a portion of our liquidity to repayment of the $54.6 million project debt. This improved our maturity profile by eliminating our only 2018 bullet maturity. It also results in $4.4 million of annual interest cost savings and allowed the project to make cash distributions to the parent for the first time. Piedmont generates Project Adjusted EBITDA of approximately $9 million to $10 million annually and has a PPA with an investment-grade customer that runs through 2032, which will help to support our long-term cash flows. We considered this debt repayment to be an excellent use of our discretionary capital.

•
Modest repurchases of preferred and common shares.  We repurchased 250,000 preferred shares and 93,391 common shares, and we consider the returns on those investments to be more compelling than the returns available in the current power market environment.

Executive Compensation Objectives

              The following describes the Corporation's compensation policies and practices as they relate to our named executive officers included in this CD&A. Our named executive officers are as follows at December 31, 2017:

Name	Title	Tenure at Atlantic Power

James J. Moore, Jr.	President and Chief Executive Officer	Since January 2015

Terrence Ronan	Executive Vice President—Chief Financial Officer and Principal Financial and Accounting Officer	Since August 2012

Joseph E. Cofelice	Executive Vice President—Commercial Development	Since September 2015

Jeffrey S. Levy	Senior Vice President—General Counsel and Corporate Secretary	Since March 2012

Philip D. Rorabaugh	Senior Vice President—Asset Management	Since July 2013

              The named executive officers, along with other select members of the senior management team, participate in the compensation programs described in this CD&A.

              The primary objective of our executive compensation program is to provide a competitive, performance-based plan that enables the Corporation to attract, retain and motivate key individuals. Compensation plays an important role in achieving short-term and long-term business objectives that ultimately drive value creation and business success in alignment with long-term shareholder goals. The objectives of the Corporation's compensation program are to:

  •
  align the interests of the executive officers with Shareholders' interests and with the execution of the Corporation's business strategy;

  •
  attract, retain and motivate highly qualified executive officers with a history of proven success;

  •
  establish performance goals that, if met by the Corporation, are expected to improve long-term shareholder value; and

  •
  tie compensation to performance goals and provide meaningful rewards for achieving them.

              The compensation program of the Corporation has been established in order to compete with remuneration practices of companies similar to the Corporation and those which represent potential competition for the Corporation's executive officers and other employees. In this respect, the Corporation identifies remuneration practices and remuneration levels of companies that are likely to compete for its talent. In designing the compensation program, the Board of Directors works to provide competitive market compensation opportunities for each of our named executive officers. The Board of Directors reviews each element of compensation for market competitiveness and may weigh a particular element more heavily based on the named executive officer's role.

              Our executive compensation program is administered by our independent Compensation Committee.

              The following highlights important compensation principles and practices of Atlantic Power.

What we have:	What we don't have:

• Compensation programs designed to attract, motivate and retain executives	• Single trigger change-in-control vesting and payments
• Stock ownership guidelines	• Tax gross-ups
• Clawback provision for CEO and executive vice presidents	• Excessive perquisites for executives
• Outside compensation consulting firm, Pearl Meyer	• Supplemental retirement plans
• Executive compensation targeted at market median	• Guaranteed bonus payments for executives
• Majority of compensation comprised of variable cash and equity linked to results	• Compensation programs that encourage inappropriate risk-taking
• Anti-Hedging /Anti-Pledging policy (implemented April 2017)	• Excessive severance payments

Shareholder Engagement and Recent Say-on-Pay Votes

              We actively engage with shareholders to solicit their feedback on our executive compensation and governance practices. The feedback we receive is an important component of our evaluation of the Corporation's existing policies.

              As part of this process, we strive to provide shareholders with clear information, and we are committed to continuous improvement. We consider and incorporate shareholder feedback into our compensation design, as appropriate.

              The Corporation also considers the outcome of its annual "Say-on-Pay" vote when making future compensation decisions for named executive officers. In 2016, the Say-on-Pay proposal was supported by 77% of the votes cast, and in 2017, by 81% of the votes cast.

              Since the 2016 annual meeting, we have engaged with shareholders representing approximately 25-30% of the Corporation's shares issued and outstanding to discuss the executive compensation program and other matters to determine potential areas of improvement. Based on our discussions, shareholders are broadly supportive of our executive compensation program.

              In response to the Say-on-Pay vote result and feedback from our shareholder engagement efforts, we made a number of changes to the executive compensation program, mostly in 2017, which are summarized below.

  •
  Reduced Discretionary Component of the Short-Term Incentive Plan ("STIP").  Shareholders believe that discretionary evaluation components should be limited when determining STIP payouts. As such, effective for the 2016 performance year, we amended our STIP to reduce the discretionary component of the STIP award to 40% from 50% and introduced operational performance metrics, in addition to financial metrics, to achieve a balanced approach to executive performance evaluation. Effective for the 2017 performance year, we further reduced the discretionary component to 30% and added a second financial metric, as discussed on pages 34-36 of this Information Circular and Proxy Statement.

  •
  Enhanced STIP Disclosure.  To provide a better framework for how the STIP awards are determined, beginning last year, we have disclosed the threshold, target and maximum goals for the financial and operational objectives under the STIP.

  •
  Revised LTIP-Granting to Consider Performance Across Multiple Dimensions.  Beginning with the 2016 performance year, the criteria for the LTIP awards were broadened to include factors other than total shareholder return, including return on invested capital, debt management, environmental, health and safety performance and other measures. Effective for the 2017 performance year, the LTIP awards were based 50% on an adjusted cash flow metric and 50% on strategic and qualitative considerations such as those described above.

              Effective April 2017, and in line with governance best practices, we amended our Director and Executive Officer Share Ownership Policy to increase the ownership requirement for directors and executive officers, as follows:

  •
  Director Ownership Policy.  We increased the ownership requirement from a minimum of three times each director's annual base cash retainer to a minimum of three times their annual total compensation.

  •
  Executive Officer Ownership Policy.  We increased the ownership requirement for the CEO from a minimum of three times annual base salary to five times, for executive officers at the executive vice president level from a minimum of two times annual base salary to three times, and implemented a requirement of two times base salary for executive officers at the senior vice president level.

Executive Compensation Program

              Our compensation program for our named executive officers includes a base salary, cash bonus under the short-term incentive plan ("STIP") and eligibility for equity compensation awards under the long-term incentive plan ("LTIP"), as reflected in their respective employment agreements, all of which have been approved by the Compensation Committee and the Board of Directors.

    Base Salary

              Base salaries for our named executive officers were unchanged during 2017 as compared with 2016. Base salaries are reviewed annually by the Compensation Committee with a goal of ensuring that they are appropriate and competitive. These reviews were based on the level of responsibility, the experience level, competitive salaries for similar positions in the market, and an individual's personal contribution to the Corporation's operating and financial performance. Actual base salary information is shown in the Summary Compensation Table for the named executive officers.

    Short-Term Incentive Plan (STIP)

              The named executive officers and other employees of the Corporation are eligible to participate in the short-term incentive plan as determined by the Board of Directors. The STIP is intended to compensate executives for executing on the Corporation's short-term business strategy based on the achievement of goals set by the Compensation Committee.

              The Corporation used four performance metrics in its STIP, with weightings and descriptions provided as follows:

40%—Financial Objectives, as follows:

  •
  20%—Adjusted Cash Flows from Operating Activities, which is defined as cash flows from operating activities without the effects of changes in working capital balances, acquisition expenses, litigation expenses, severance and restructuring charges, debt prepayment and redemption costs and cash provided by or used in discontinued operations. The intent is to reflect normal operations and remove items that are not reflective of the long-term operations of the business. The target level of Adjusted Cash Flows from Operating Activities is based on the annual budget of the Corporation. To the extent that Adjusted Cash Flow from Operating Activities is below or above budget because actual water flows or waste heat are below or above the averages, upon which the budget is based, this difference (positive or negative) is excluded from the result. The following were the approved objectives for this metric in 2017:

  Adjusted Cash Flows from Operating Activities

  •
  20%—Costs, which includes non-fuel operations and maintenance (O&M) costs, property taxes, insurance costs, plant-level G&A expenses and corporate G&A expenses. The following were the approved objectives for this metric in 2017:

  Costs = Non-fuel O&M and Corporate G&A

30%—Operational Objectives.    The operational component of the STIP is based upon annual goals set for each plant and reflects our efforts in the areas of EHS performance, regulatory compliance, plant financial performance, operational performance, maintenance and training. At the beginning of each year, a detailed scorecard is put in place for each of our 17 plants, utilizing a wide array of metrics, including some that are specific to the circumstances of a particular plant. For example, plant financial performance metrics could include earned capacity payments (for those plants that receive capacity payments), O&M costs, cash distributions, and other measures, and plant operational performance metrics could include an efficiency measure such as heat rate (for the gas plants), availability factor and other measures. At the end of the year, these results are reviewed and averaged to determine the score for this metric of the STIP. The following were the approved objectives for this metric in 2017:

Plant Operations—Average Score

30%—Strategic/Qualitative.    The strategic/qualitative component of the award is based on the evaluation of the individual's performance, the Corporation's overall performance, shareholder value, stakeholder value, optimization initiatives, EHS and other qualitative measures including leadership, commitment and overall effectiveness, as determined by the Compensation Committee.

Measurement Category	Actual Result
Financial Objectives (40%), as follows:
• Adjusted Cash Flows from Operating Activities (20%)
Actual Adjusted Cash Flows from Operating Activities for the year was $184 million as compared to the $142 million target (the approved budget for the year). Although this result was 30% better than the target, the majority of the outperformance was attributable to revenues collected under the OEFC Settlement and above-average water flows at Curtis Palmer. Adjusting for these contributing factors resulted in a 100% target payout for this component.
• Non-fuel plant costs and corporate G&A costs (20%)
Non-fuel plant costs and Corporate G&A costs for the year were $118.6 million as compared to the $128.5 million target (the approved budget for the year). The approximate $10 million or 8% better performance relative to the target resulted in a 100% target payout for this component.
Operational Objectives (30%)
The criteria used to determine this component consist of pre-determined plant operational objectives including EHS, compliance, plant financial performance, operational performance, maintenance and training. The average score of all 17 plants was 102.4%, modestly better than the 100% target score, resulting in a 100% of target payout for this component.
Strategic/Qualitative (30%)
The strategic/qualitative component of the award is based on the evaluation of the Corporation's overall performance, individual performance, total shareholder value, stakeholder value, optimization initiatives, EHS and other qualitative measures. In consideration of these factors and the additional factors described below, the Committee determined to award 100% of target payout for this component to Messrs. Moore, Cofelice and Levy and to award 117% of target payout for this component to Messrs. Ronan and Rorabaugh.

              For the purposes of the 2017 STIP awards, the Compensation Committee set the target STIP award for each of Messrs. Moore, Ronan, Cofelice, Levy and Rorabaugh at 100% of such executive officer's annual base salary. In January 2018, the Compensation Committee determined that Messrs. Moore, Ronan, Cofelice, Levy and Rorabaugh were eligible for annual incentive awards under the pre-established performance criteria noted above. The Compensation Committee made these awards based primarily on the achievements of the Corporation relating to the four performance categories.

              In determining the STIP amounts described below, the Compensation Committee assessed the performance of Messrs. Moore, Ronan, Cofelice, Levy and Rorabaugh in terms of their individual groups as well as the relationship of their achievements to the direction of the Corporation as a whole. It is the view of the Compensation Committee that 2017 was a successful year for Atlantic Power as it achieved many strategic objectives set earlier in the year as described on pages 28-31 of this Information Circular and Proxy Statement.

              Mr. Moore's 2017 STIP award was determined to be $575,000 or 100% of base salary, based on the Compensation Committee's review of the components of the STIP. In particular, Mr. Moore contributed to the Corporation's achievement of its goals described above in the areas of strategy and leadership, specifically focusing on capital allocation, with a goal of reducing risk and increasing intrinsic value per share, and promoting a strong culture of servant leadership.

              Mr. Ronan's 2017 STIP award was determined to be $420,000, or 105% of base salary, based on the Compensation Committee's review of the components of the STIP. In particular, Mr. Ronan contributed to the Corporation's achievement of its goals described above in the areas of financial and risk management, specifically focusing on reshaping the balance sheet and debt maturity profile and achieving two repricings of the Corporation's term loan, resulting in significant interest cost savings.

              Mr. Cofelice's 2017 STIP award was determined to be $400,000, or 100% of base salary, based on the Compensation Committee's review of the components of the STIP. In particular, Mr. Cofelice contributed to the improved commercial and economic outcomes for certain plants and to the progress made on contract renewals.

              Mr. Levy's 2017 STIP award was determined to be $275,000, or 100% of base salary, based on the Compensation Committee's review of the components of the STIP. In particular, Mr. Levy contributed to the Corporation's achievement of its goals described above in providing counsel and guidance regarding corporate governance and board matters, as well as legal advice and oversight of all legal affairs for the Corporation.

              Mr. Rorabaugh's 2017 STIP award was determined to be $262,500, or 105% of base salary, based on the Compensation Committee's review of the components of the STIP. In particular, Mr. Rorabaugh contributed to the strong safety and operational performance of the Corporation's plants in 2017.

              The table below shows the STIP awards paid to the Corporation's named executive officers in February 2018 based on the 2017 performance year as a percentage of each officer's 2017 base salary. For comparison purposes, the table also includes the awards paid to these officers in the first quarter of 2017 based on the 2016 performance year as a percentage of each officer's 2016 base salary.

Named Executive Officer	2017 Base Salary	Target STIP Award as % of 2017 Base Salary	2017 STIP Award (US$) (% of 2017 Base Salary)	2016 STIP Award (US$) (% of 2016 Base Salary)
James J. Moore, Jr.	$575,000	100%	$575,000 (100%)	$546,250 (95%)
Terrence Ronan	$400,000	100%	$420,000 (105%)	$360,000 (90%)
Joseph E. Cofelice	$400,000	100%	$400,000 (100%)	$380,000 (95%)
Jeffrey S. Levy	$275,000	100%	$275,000 (100%)	$247,500 (90%)
Philip D. Rorabaugh	$250,000	100%	$262,500 (105%)	$225,000 (90%)

    Long-Term Incentive Plan

              The named executive officers and other employees of the Corporation are eligible to participate in the long-term incentive plan ("LTIP") as determined by the Board of Directors. The purpose of the LTIP is to align the interests of employees with those of the Shareholders by providing an opportunity to increase their share ownership over time and to assist in attracting, retaining and motivating key employees of the Corporation by making a significant portion of their incentive compensation directly dependent upon the achievement of strategic, financial and operational objectives critical to growing the Corporation and increasing its long-term value.

    2017 LTIP awards

              In determining the amounts of the LTIP awards for 2017 (the "2017 LTIP awards"), the Compensation Committee based its determination 50% on Adjusted Cash Flows from Operating Activities (as discussed in the criteria for the STIP determination) and 50% on an overall non-formulaic assessment of strategic and qualitative considerations, including EHS performance, capital allocation, total shareholder return (TSR; relative and absolute), leadership and effectiveness of management, and other objective and subjective measures. In addition to considering these factors, the Compensation Committee also exercised its discretion in determining the size of the LTIP award in 2017.

              In 2017, the Corporation's share price decreased 6.0%, which placed it in the 26th percentile amongst peers. In assessing relative TSR, the Compensation Committee compared the stock price performance to a peer group that included the following companies (or groups of companies):

  •
  Algonquin Power & Utilities Corp.;

  •
  Boralex, Inc.;

  •
  Brookfield Renewable Power Fund;

  •
  Capstone Infrastructure Corp.;

  •
  Innergex Renewable Energy, Inc.;

  •
  Maxim Power Corp;

  •
  Northland Power, Inc.;

  •
  50 U.S.-listed master limited partnerships in the Alerian Index; and

  •
  18 utilities in the S&P 400 Utility Index.

              The Compensation Committee believes that the LTIP criteria and results must be evaluated in the context of an overall assessment of the Corporation's performance. The LTIP awards approved by the Compensation Committee were a result of this approach and the awards to Messrs. Moore, Ronan, Cofelice, Levy and Rorabaugh reflect its determination that management had excellent execution in 2017, notwithstanding the share price performance, as discussed on pages 28-31 of this Information Circular and Proxy Statement.

              For 2017, the possible quantum of awards under the LTIP ranged from zero to a cap of $575,000 for the Chief Executive Officer, $400,000 for each of the Executive Vice President—Chief Financial Officer and Executive Vice President—Commercial Development, $275,000 for the Senior Vice President—General Counsel and Corporate Secretary, and $250,000 for the Senior Vice President—Asset Management. Based on its assessment of the Corporation's overall performance and the performance of each individual, the Committee approved the maximum award for each of the named executive officers, as follows:

  •
  Mr. Moore received a grant of $575,000 or 286,070 notional shares.

  •
  Mr. Ronan received a grant of $400,000 or 199,005 notional shares.

  •
  Mr. Cofelice received a grant of $400,000 or 199,005 notional shares.

  •
  Mr. Levy received a grant of $275,000 or 136,816 notional shares.

  •
  Mr. Rorabaugh received a grant of $250,000 or 124,378 notional shares.

              The number of notional shares awarded is calculated by dividing the total LTIP award by the market price per Common Share. The market price per Common Share is defined in the LTIP as the weighted average closing price of a Common Share on the Toronto Stock Exchange ("TSX") for the five trading days immediately preceding the grant date and then converted to U.S. dollars based on the exchange rate for that day. Notional shares are meant to track the investment performance of Common Shares, including market prices and distributions. Each notional share is entitled to receive distributions equal to the distributions on a Common Share, if any, to be credited in the form of additional notional shares immediately following such distribution on the Common Shares.

              The 2017 LTIP awards, which were granted on February 27, 2018, will vest one-third per year over three years.

              In addition to his 2017 LTIP award, on March 19, 2018, Mr. Moore received a retention grant under the LTIP of 150,000 notional shares, in recognition of services previously provided to the Corporation and in the interest of ensuring his continued service as President and Chief Executive Officer. Subject to his continued employment, the shares will vest in full on the three-year anniversary of the grant date.

              Pursuant to SEC rules and Canadian securities laws, the 2017 LTIP awards will be reported in the Summary Compensation Table in the Information Circular and Proxy Statement for the Corporation's 2019 Annual Meeting of Shareholders.

    2016 LTIP awards

              The LTIP awards reported in the Summary Compensation Table on page 44 of this Information Circular and Proxy Statement are the LTIP awards granted in February 2017 with respect to performance during 2016, as discussed in the Information Circular and Proxy Statement for the Corporation's 2017 Annual and Special Meeting of Shareholders (the "2016 LTIP awards").

              The 2016 LTIP awards consisted of 50% time-based restricted stock units ("TSUs") and 50% performance-based restricted stock units ("PSUs"), as shown in the table below.

		50% Time-Based Restricted Stock Units (TSUs)		50% Performance-Based Restricted Stock Units (PSUs) at Target

Name	Total LTIP Award Amount (US$)	US$	Common Shares(1)	US$	Common Shares(1)

James J. Moore, Jr.	$546,250	$273,125	114,759	$273,125	114,759

Terrence Ronan	$360,000	$180,000	75,631	$180,000	75,631

Joseph E. Cofelice	$380,000	$190,000	79,832	$190,000	79,832

Jeffrey S. Levy	$247,500	$123,750	51,996	$123,750	51,996

Philip D. Rorabaugh	$225,000	$112,500	47,269	$112,500	47,269

(1)
Based on a US$ price of $2.38 per notional share.

              TSUs vest one-third per year over the following three years. PSUs are earned and vested one-third per year over the following three years based on the Compensation Committee's overall assessment of the Corporation's performance. Each year based on the performance assessment, the executive is eligible to receive from 0% to 150% of the original one-third target amount for that year as an earned and vested award, as determined by the Compensation Committee. The assessment of performance by the Compensation Committee is discretionary and will consider all of the factors discussed above.

              The following table shows the amount of PSUs that the Compensation Committee approved with respect to 2017 performance. In February 2018, the Compensation Committee determined that, for each named executive officer, the amount earned and vested would be 100% of the original target amount for that year. This determination was made based on an evaluation of the same performance metrics that the Compensation Committee considered in making the 2017 LTIP award determination. The table also shows the amounts that are eligible to be earned and vested over each of the following two years based on the Compensation Committee's discretionary assessment of the Corporation's performance.

			2017		2018		2019

	PSUs		Eligible PSU Range (0% to 150% of target)	Earned and Vested PSUs	Eligible PSU Range (0% to 150% of target)	Earned / Vested PSUs	Eligible PSU Range (0% to 150% of target)	Earned / Vested PSUs

Name	(US$)	Common Shares	Common Shares		Common Shares		Common Shares

James J. Moore, Jr.	$273,125	114,759	0-57,380	38,253 (100%)	0-57,380	TBD	0-57,380	TBD

Terrence Ronan	$180,000	75,630	0-37,816	25,210 (100%)	0-37,816	TBD	0-37,816	TBD

Joseph E. Cofelice	$190,000	79,832	0-39,916	26,611 (100%)	0-39,916	TBD	0-39,916	TBD

Jeffrey S. Levy	$123,750	51,996	0-25,998	17,332 (100%)	0-25,998	TBD	0-25,998	TBD

Philip D. Rorabaugh	$112,500	47,269	0-23,635	15,758 (100%)	0-23,635	TBD	0-23,635	TBD

    Annual Burn Rate

              The Corporation's annual burn rate(1) for each of our equity compensation plans over the past three fiscal years is set out in the table below:

Equity Compensation Plan	2017	2016	2015

Transition Equity Grant Participation Agreement	0%	0%	0.4%

LTIP(2)	1.6%	1.3%	0.9%

(1)
Calculated in accordance with the CPA Canada Handbook: The weighted average number of common shares outstanding during the period is the number of common shares outstanding at the beginning of the applicable fiscal year, adjusted by the number of common shares bought back or issued during the applicable fiscal year multiplied by a time-weighting factor. The time-weighting factor is the number of days the common shares are outstanding as a proportion of the total number of days in the applicable fiscal year.

(2)
Includes grants of both TSUs and PSUs, as well as accrued dividend equivalent rights.

Compensation Allocation

              The following provides the overall mix of actual compensation for 2017 for each of our named executive officers. Overall, approximately two-thirds of our total compensation package for our named executive officers is considered incentive (variable) compensation that changes year to year based on actual company and individual performance achievement.

Additional Compensation Program Features and Policies

Employment Agreements

              Effective January 26, 2015, the Corporation entered into an employment agreement with Mr. Moore. The employment agreement provides Mr. Moore with benefits including the following: (i) an initial annual base salary, which is subject to annual review and pro-rated for 2015; (ii) eligibility to participate in the STIP adopted by the Board of Directors from time to time, pro-rated for 2015; (iii) eligibility to participate in the LTIP as it may be amended by the Board of Directors from time to time; and (iv) benefits under the Corporation's welfare plans.

              Effective April 15, 2013, the Corporation entered into an employment agreement with Mr. Ronan. The agreement provides Mr. Ronan with benefits including the following: (i) an initial annual base salary, which is subject to annual review and if increased may not be subsequently decreased without the executive officer's consent during the term of the agreement; (ii) eligibility to participate in the STIP adopted by the Board of Directors from time to time, provided that the STIP may not be altered to the material detriment of the executive officer without his consent; (iii) eligibility to participate in the LTIP as it may be amended by the Board of Directors from time to time, provided that the LTIP may not be altered to the material detriment of the executive officer without his consent; and (iv) benefits under the Corporation's welfare plans. This employment agreement had an initial three-year term ending March 31, 2016. Beginning in 2014, on January 1 of each year, the term of this employment agreement is extended by one year on a rolling basis, unless notice is given by the Corporation or the officer that the agreement will not be renewed.

              Effective on September 16, 2015, the Corporation entered into an employment agreement with Mr. Cofelice. The employment agreement provides Mr. Cofelice with benefits including the following: (i) an initial annual base salary, which is subject to annual review and pro-rated for 2015; (ii) eligibility to participate in the STIP adopted by the Board of Directors from time to time, pro-rated for 2015; (iii) eligibility to participate in the LTIP as it may be amended by the Board of Directors from time to time, pro-rated for 2015; and (iv) benefits under the Corporation's welfare plans.

              Messrs. Levy and Rorabaugh are not party to employment agreements with the Corporation.

Clawback

              Messrs. Moore, Ronan and Cofelice agree to be subject to a Financial Restatement and Clawback policy under which, in the event the Corporation's financial results are restated or are found to be inaccurate in a manner that materially affects the calculation of compensation for such executive officers, the independent directors of the Corporation may, subject to certain conditions, direct that the Corporation recover all or a portion of bonus or incentive compensation paid to such executive officer or gains realized by such executive officer with respect to equity-based awards or other incentive payments or cancel all or a portion of the stock-based awards granted to such executive officer that is related to a restatement of, or inaccuracy in, the Corporation's financial results due to intentional fraud or misconduct by such executive officer, and may take other disciplinary action in addition to remedies imposed by third parties, such as law enforcement agencies, regulators or other authorities, and any right of recoupment under Section 304 of the Sarbanes-Oxley Act of 2002, or otherwise required by law or stock exchange requirements.

              The employment agreements of Messrs. Moore, Ronan and Cofelice also contain certain provisions regarding termination of employment and change in control benefits. For a description of these provisions and post-employment restrictive covenants, see the section of this Information Circular and Proxy Statement titled "Potential Payments Upon Termination or Change in Control." None of our employment agreements provides for any excise tax or gross-ups for the benefit of our executive officers.

Retirement Benefits & Perquisites

              The Corporation offers all employees, including its named executive officers, participation in its 401(k) plan. The Corporation makes annual matching contributions to each named executive officer's 401(k) plan account based upon a predetermined formula that applies to all its employees. The matching contributions supplement employee's personal savings toward future retirement. The Corporation does not provide any material perquisites to its named executive officers.

Share Ownership Policy

              In April 2013, the Board of Directors adopted a share ownership policy for the Corporation's executive officers in order to further align the interests of the Corporation's executive officers with the long-term interests of the Shareholders. In April 2017, the Board modified the policy to increase the ownership requirements. The updated Policy provides that within five years of appointment, the Chief Executive Officer must own shares equal to five times his annual base salary, an increase from three times previously. Other executive officers at the executive vice president level must own shares equal to three times their respective base salaries, an increase from two times previously. Executive officers at the senior vice president level must own shares equal to two times their respective base salaries; they were not subject to an ownership requirement previously. Executive officers have three years from the date of adoption (April 10, 2017) to come into compliance with the revised ownership requirement.

              For purposes of the Policy, share ownership includes any shares owned, directly or indirectly, by an executive or his or her immediate family members or held by such person or his or her immediate family members as part of a tax or estate plan, and unvested notional shares or other equity securities issued under an equity or equity-based compensation plan of the Corporation. In the event of a decline in the price of the Corporation's Common Shares by 25% or more in any year such that the value of an executive officer's Common Shares falls below the requirements of the Policy, the executive officer will have a period of one year to acquire additional Common Shares to comply with the Policy. If the share ownership Policy for any executive officer is not met within the required time frame, the executive officer will be required to have 100% of his or her notional shares or equity-based compensation vest into Common Shares (in both cases, less Common Shares withheld or sold to pay taxes) until the requirements of the Policy are met.

              For purposes of determining compliance with the Policy, the value of a share means an assumed per share value based on the average of the closing prices of a Common Share on the New York Stock Exchange on the last trading day of each of the previous four fiscal quarters.

REPORT OF THE COMPENSATION COMMITTEE

              The Compensation Committee of the Board of Directors of the Corporation has reviewed and discussed the CD&A required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this Information Circular and Proxy Statement.

              Submitted by the following independent directors who comprise the Compensation Committee:

    R. Foster Duncan, Chair
    Kevin T. Howell
    Gilbert S. Palter

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

              The following table sets forth a summary of salary and other compensation for 2017, 2016 and 2015 of each named executive officer (in US$).

Name and principal position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-equity incentive plan compensation(3)	All other compensation(4)	Total Compensation

James J. Moore(5)	2017	575,000	172,500	546,250	402,500	47,754	1,744,004
Director, President and	2016	575,000	242,650	345,000	303,600	45,438	1,511,688
Chief Executive Officer	2015	530,769	602,500	1,350,000	287,500	41,437	2,812,206

Terrence Ronan(6)	2017	400,000	140,000	360,000	280,000	38,026	1,218,026
Executive Vice President—	2016	400,000	148,800	240,000	211,200	32,532	1,032,532
Chief Financial Officer	2015	400,000	200,000	350,000	200,000	30,068	1,180,068

Joseph E. Cofelice(7)	2017	400,000	120,000	380,000	280,000	36,202	1,216,202
Executive Vice President—	2016	400,000	168,800	80,000	211,200	33,884	893,884
Commercial Development	2015	112,308	53,200	200,000	53,200	5,191	423,899

Jeffrey S. Levy(8)	2017	275,000	82,500	247,500	192,500	38,779	836,279
Senior Vice President—	2016
General Counsel and Corporate Secretary	2015

Philip D. Rorabaugh(9)	2017	250,000	87,500	225,000	175,000	37,249	774,749
Senior Vice President—	2016
Asset Management	2015

(1)
The amounts shown in the "Bonus" column include, for Mr. Moore, the sign-on bonus in 2015 ($150,000) and for all executives, the discretionary component of the STIP for 2015, 2016 and 2017 (though the amounts were paid in the first quarter of the following year).

(2)
The amounts shown in the "Stock Awards" column reflect the grant date fair value of notional shares granted during the year and are calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification ("FASB ASC") Topic 718. The assumptions used in determining the grant date fair value of these awards are described in Note 15 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2017. The amounts shown do not include dividend equivalent rights that accrued subsequently on notional shares. With respect to Messrs. Moore and Cofelice, the amounts shown for 2015 represent an initial grant upon hire that they received under the terms of their employment agreements. All other amounts represent awards made under the LTIP in the year shown with respect to performance for the previous year (e.g., the amounts shown for 2017 were awarded in early 2017 with respect to performance in 2016). With respect to each amount shown for 2017, one-half of each such amount represents the grant date fair value of time-based restricted stock units (TSUs) and the other one-half represents the grant date fair value of performance-based restricted stock units (PSUs). With respect to the PSUs, as discussed on pages 39-40 of this Information Circular and Proxy Statement, each named executive officer is eligible to receive upon vesting shares in an amount from 0% to 150% of the original target amount of notional shares subject to such award. The portion of the 2017 amounts shown in the "Stock Awards" column attributable to the PSUs is based on the grant date fair value of the PSUs assuming the achievement of the target level (100%) of performance: for Mr. Moore, $273,125; for Mr. Ronan, $180,000; for Mr. Cofelice, $190,000; for Mr. Levy, $123,750; and for Mr. Rorabaugh, $112,500. If the grant date fair value of the PSUs were instead calculated assuming the highest level of performance conditions were achieved (150%), the grant date fair values of the awards would be as follows: for Mr. Moore, $409,693; for Mr. Ronan, $270,006; for Mr. Cofelice, $285,000; for Mr. Levy, $185,626; and for Mr. Rorabaugh, $168,754.

(3)
The amounts shown in the "Non-equity incentive plan compensation" column represent the non-discretionary component of awards made under the STIP for performance in 2015, 2016 and 2017 (though the amounts were paid in the first quarter of the following year).

(4)
Amounts represent the Corporation's matching 401(k) plan accounts and medical, dental, vision, life insurance, short-term and long-term disability costs of each executive officer.

(5)
James J. Moore, Jr. was appointed as the President and Chief Executive Officer effective January 26, 2015.

(6)
Terrence Ronan was appointed as the Executive Vice President—Chief Financial Officer effective August 20, 2012.

(7)
Joseph E. Cofelice was appointed as the Executive Vice President—Commercial Development effective September 16, 2015.

(8)
Jeffrey S. Levy was appointed as an executive officer on November 7, 2017.

(9)
Philip D. Rorabaugh was appointed as an executive officer on November 7, 2017.

Grants of Plan-Based Awards

              The following table provides additional information about plan-based awards granted during the year ended December 31, 2017 for each named executive officer. For more information regarding the terms of the plan-based awards referred to in this table, see "Compensation Discussion and Analysis—Executive Compensation—Long-Term Incentive Plan" beginning on page 37 of this Information Circular and Proxy Statement.

									All other stock awards: Number of shares of stock or units(3) (#)
			Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)
										Grant date fair value of stock awards (US$)(4)
Name	Grant date		Threshold (US$)	Target (100%) (US$)	Maximum (150%) (US$)	Threshold (#)	Target (100%) (#)	Maximum (150%) (#)
James J. Moore, Jr.(5)	N/A		—	402,500	603,750
	02/28/17 (PSUs	)				—	114,758	172,140		273,125
	02/28/17 (TSUs	)				—			114,759	273,125
Terrence Ronan(6)	N/A		—	280,000	420,000
	02/28/17 (PSUs	)				—	75,630	113,448		180,000
	02/28/17 (TSUs	)				—			75,631	180,000
Joseph E. Cofelice(7)	N/A		—	280,000	420,000
	02/28/17 (PSUs	)				—	79,832	119,748		190,000
	02/28/17 (TSUs	)				—			79,832	190,000
Jeffrey S. Levy(8)	N/A		—	192,500	288,750
	02/28/17 (PSUs	)				—	51,996	77,994		123,750
	02/28/17 (TSUs	)				—			51,996	123,750
Philip D. Rorabaugh(9)	N/A		—	175,000	262,500
	02/28/17 (PSUs	)				—	47,269	70,905		112,500
	02/28/17 (TSUs	)				—			47,269	112,500

(1)
Amounts set forth in the "Target" column assume that each STIP non-equity incentive plan target is met and a 100% payout is made. The amounts set forth in the "Maximum" column assume maximum performance is achieved for each STIP non-equity incentive plan target and a 150% payout is made.

(2)
The amounts shown for Messrs. Moore, Ronan, Cofelice, Levy and Rorabaugh represent a grant of performance-based notional shares (PSUs) under the LTIP for performance in 2016. PSUs are earned and vested one-third per year over three years based on the Compensation Committee's overall assessment of the Corporation's performance. Each year based on the performance assessment, each named executive officer is eligible to receive from 0% to 150% of the original one-third target amount for that year. On February 27, 2018, the Compensation Committee determined that, with respect to 2017 performance, the amount of PSUs earned and vested for each named executive officer would be 100% of the original one-third target amount for that year. This determination is not incorporated in the table above but is reflected in the table on page 40 of this Information Circular and Proxy Statement.

(3)
The amounts shown for Messrs. Moore, Ronan, Cofelice, Levy and Rorabaugh represent a grant of time-based notional shares (TSUs) under the LTIP for performance in 2016, which will vest ratably over three years.

(4)
Amounts are calculated in accordance with FASB ASC Topic 718 and are based on a the five-day weighted average closing price of a Common Share on the TSX, converted to US$, as of December 31, 2017 ($2.38). Amounts shown for the PSUs are based on the target (100%) award.

(5)
114,759 notional shares of Mr. Moore's February 28, 2017 grant vest ratably with respect to one-third on each of February 28, 2018, February 28, 2019 and February 28, 2020. The remaining 114,759 notional shares are PSUs. In February 2018, 38,253 of these notional shares and 38,253 PSUs vested.

(6)
75,631 notional shares of Mr. Ronan's February 28, 2017 grant vest ratably with respect to one-third on each of February 28, 2018, February 28, 2019 and February 28, 2020. The remaining 75,630 notional shares are PSUs. In February 2018, 25,210 of these notional shares and 25,210 PSUs vested.

(7)
79,832 notional shares of Mr. Cofelice's February 28, 2017 grant vest ratably with respect to one-third on each of February 28, 2018, February 28, 2019 and February 28, 2020. The remaining 79,832 notional shares are PSUs. In February 2018, 26,611 of these notional shares and 26,611 PSUs vested.

(8)
51,996 notional shares of Mr. Levy's February 28, 2017 grant vest ratably with respect to one-third on each of February 28, 2018, February 28, 2019 and February 28, 2020. The remaining 51,996 notional shares are PSUs. In February 2018, 17,332 of these notional shares and 17,332 PSUs vested.

(9)
47,269 notional shares of Mr. Rorabaugh's February 28, 2017 grant vest ratably with respect to one-third on each of February 28, 2018, February 28, 2019 and February 28, 2020. The remaining 47,269 notional shares are PSUs. In February 2018, 15,756 of these notional shares and 15,756 PSUs vested.

Outstanding Equity Awards at Year End

              The following table sets forth, for each named executive officer, all equity-based awards outstanding as of December 31, 2017:

Name	Number of shares or units of stock that have not vested(1)	Market value of shares or units of stock that have not vested (US$)(2)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested(3)	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested (US$)(2)(3)
James J. Moore, Jr.	577,448	1,374,326	384,711	915,612
Terrence Ronan	209,159	497,798	75,630	179,999
Joseph E. Cofelice	144,253	343,322	79,832	190,000
Jeffrey S. Levy	120,474	286,728	51,996	123,750
Philip D. Rorabaugh	107,007	254,677	47,269	112,500

(1)
Includes TSUs and notional shares subject to time-based vesting. For Mr. Moore, 38,253 notional shares vested in February 2018, 230,990 notional shares and 269,952 transitional notional shares will vest in January 2019 and 38,253 notional shares will vest in February 2020, subject to Mr. Moore's continued employment. For Mr. Ronan, 114,046 notional shares vested in February 2018, 69,903 notional shares will vest in February 2019 and 25,210 notional shares will vest in February 2020, subject to Mr. Ronan's continued employment. For Mr. Cofelice, 76,134 notional shares vested in February 2018, 41,508 notional shares will vest in February 2019 and 26,611 notional shares will vest in February 2020, subject to Mr. Cofelice's continued employment. For Mr. Levy, 57.877 notional shares vested in February 2018, 45,265 notional shares will vest in February 2019 and 17,332 notional shares will vest in February 2020, subject to Mr. Levy's continued employment. For Mr. Rorabaugh, 50,355 notional shares vested in February 2018, 40,896 notional shares will vest in February 2019 and 15,756 notional shares will vest in February 2020, subject to Mr. Rorabaugh's continued employment.

(2)
This amount is calculated based on the five-day weighted average closing price of a Common Share on the TSX, converted to US$, as of December 31, 2017 ($2.38).

(3)
Includes PSUs and notional shares subject to performance-based vesting. PSUs are earned and vested one-third per year over three years based on the Compensation Committee's overall assessment of the Corporation's performance. Each year based on the performance assessment, each executive officer is eligible to receive from 0% to 150% of the original one-third target amount for that year. In February 2018, the Compensation Committee determined that, with respect to 2017 performance, the amount of PSUs earned and vested for each named executive officer would be 100% of the original one-third target amount for that year. Thus, in February 2018, 38,253 of these PSUs vested for Mr. Moore, 25,210 PSUs vested for Mr. Ronan, 26,611 PSUs vested for Mr. Cofelice, 17,332 PSUs vested for Mr. Levy and 15,756 PSUs vested for Mr. Rorabaugh (see also page 40 of this Information Circular and Proxy Statement). The amount shown for Mr. Moore also includes 269,952 transitional notional shares that will vest on or any time after the two (2) year anniversary of January 22, 2015 if the weighted average Canadian dollar closing price of the Corporation's Common Shares on the TSX for at least three consecutive calendar months has exceeded the market price per Common Share determined as of January 22, 2015 (Cdn$3.18) by at least 50%.

Shares Vested

              The following table sets forth, for each named executive officer, the value of all equity-based awards vested during the year ended December 31, 2017:

Name	Number of shares acquired on vesting (#)(1)	Value realized on vesting (US$)
James J. Moore, Jr.	—	—
Terrence Ronan	91,664	218,160
Joseph E. Cofelice	33,016	78,578
Jeffrey S. Levy	34,445	81,979
Philip D. Rorabaugh	27,237	64,823

(1)
The number of shares acquired on vesting represents two-thirds of the notional units vested. The remaining one-third of notional units vested was awarded in cash, which was deposited into the named executive officer's applicable payroll tax withholding accounts, $109,080, $39,289, $40,990 and $32,412 for Messrs. Ronan, Cofelice, Levy and Rorabaugh, respectively.

Potential Payments Upon Termination or Change In Control

              We believe that the consideration of a change in control transaction will create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change in control transactions result in significant organizational changes, particularly at the executive officer level. In order to encourage our executive officers to focus on seeking the best return for our Shareholders and to remain employed with the Corporation during an important time when their prospects for continued employment following a change in control transaction are often uncertain, we provide for severance benefits in the event the executive officer's employment is terminated under certain circumstances, including in connection with a change in control of the Corporation. In exchange for such severance protection, each executive officer agreed to certain non-competition and non-solicitation limitations following certain termination events.

              The Corporation's employment agreement with James J. Moore, Jr. provides that if he is terminated by the Corporation for any reason other than cause, or if Mr. Moore terminates his employment for good reason, then the following are paid or provided under the employment agreement: (i) his base salary through the termination date, to the extent not yet paid; (ii) a lump sum termination payment equal to two times his then-current base salary (without giving effect to any material salary reduction), plus a pro-rata amount, based on the number of days elapsed during the fiscal year in which the Date of Termination occurs, of the target bonus provided for in Mr. Moore's employment agreement (75% of annual base salary); (iii) immediate vesting of LTIP which had not yet vested (including any unvested portion of his transitional grant) and (iv) continuation of medical and life insurance benefits for a period of eighteen months following termination.

              In order to receive these termination benefits (other than unpaid base salary through termination date), the executive officer must execute a general waiver and release of claims against the Corporation and its affiliates. In the event that Mr. Moore's employment is terminated as a result of his death, disability or retirement, he will be entitled to receive his accrued salary through the date of termination, and each equity-based award held by Mr. Moore shall vest in accordance with the applicable plan or grant or agreement.

              The Corporation's employment agreement with Terrence Ronan provides that if he is terminated by the Corporation either following a determination by the Board of Directors that the executive officer's performance is unsatisfactory with respect to annually approved goals and objectives (with 90 days prior written notice to the executive officer, and not during any period that is 90 days preceding or one year following a change in control) or for any reason other than cause, or if he resigns within 90 days preceding or one year after a change in control because certain further triggering events have occurred including material reduction in salary or benefits (including annual STIP or LTIP), relocation, change in position (including status, offices, titles and reporting relationships), authority, duties or responsibilities, or the Corporation's breach of the employment agreement, then the following are paid or provided under the employment agreement: (i) his base salary through the termination date, to the extent not yet paid; (ii) a lump sum termination payment equal to two times the average, during the last two years, of the sum of the respective executive officer's: (a) base salary, (b) annual STIP, and (c) the most recent matching contribution to his 401(k) plan (the sum of (a), (b) and (c) being the executive officer's "Total Annual Compensation"); (iii) immediate vesting of all previous awards under the LTIP which had not yet vested; (iv) continuation of all employee benefits for a period of one year following termination; and (v) costs of outplacement services customary for senior executives at the respective executive officer's level for a period of 12 months following termination with the cost capped at $25,000. Under Mr. Ronan's employment agreement, a change in control is defined as the occurrence of any of the following events: (i) the sale, lease or transfer to any person or group, in one or a series of related transactions, of the assets of the Corporation or Atlantic Power Holdings, Inc. which assets generated more than 50% of Atlantic Power Holdings, Inc.'s cash flow in a 12-month period ended on the last day of the most recent fiscal quarter to any person or group; (ii) the adoption of a plan related to the liquidation or dissolution of the Corporation or Atlantic Power Holdings, Inc.; (iii) the acquisition by any person or group of a direct or indirect interest in more than 50% of (A) the common shares of the Corporation or the common membership interests of Atlantic Power Holdings, Inc. or (B) the voting power of the Corporation or Atlantic Power Holdings, Inc., in the case of either (A) or (B), by way of purchase, merger, or consolidation or otherwise (other than a creation of a holding company that does not involve a change in the beneficial ownership of Atlantic Power Holdings, Inc. as a result of such transaction); (iv) the merger or consolidation of the Corporation or Atlantic Power Holdings, Inc. with or into another person or the merger of another person into the Corporation or Atlantic Power Holdings, Inc. with the effect that immediately after such transaction the shareholders of the Corporation or the holders of common membership interests of Atlantic Power Holdings, Inc. immediately prior to such transaction hold, directly or indirectly, less than 50% of the voting control over the person surviving such merger or consolidation, in each case other than the creation of a holding company that does not involve a change in the beneficial ownership of the Corporation or Atlantic Power Holdings, Inc. as a result as such transaction; or (v) the Corporation or Atlantic Power Holdings, Inc. or any of their shareholders or members enters into any agreement providing for any of the foregoing, or the date which is 90 days prior to a definitive announcement by the Corporation or Atlantic Power Holdings, Inc. of any of the foregoing, whichever is earlier, and the transaction contemplated thereby is ultimately consummated. In order to receive these termination benefits (other than unpaid base salary through the termination date), the executive officer must execute a general waiver and release of claims against the Corporation and its affiliates.

              The Corporation's employment agreement with Joseph E. Cofelice provides that if he is terminated by the Corporation for any reason other than cause, or if Mr. Cofelice terminates his employment for good reason, then the following are paid under the employment agreement: (i) his base salary through the termination date, to the extent not yet paid or provided; (ii) a lump sum termination payment equal to his then-current base salary (without giving effect to any material salary reduction), plus a pro-rata amount, based on the number of days elapsed during the fiscal year in which the Date of Termination occurs, of the target bonus provided for in Mr. Cofelice's employment agreement (75% of annual base salary); (iii) if such termination was by the Corporation other than for cause or, following a change in control, by Mr. Cofelice for good reason, immediate vesting of LTIP which had not yet vested, and (iv) continuation of medical insurance benefits for a period of one year following termination. In order to receive these termination benefits (other than unpaid base salary through termination date), the executive officer must execute a general waiver and release of claims against the Corporation and its affiliates. In the event that Mr. Cofelice's employment is terminated as a result of his death, disability or retirement, he will be entitled to receive his accrued salary through the date of termination, and each equity-based award held by Mr. Cofelice shall vest in accordance with the applicable plan or grant or agreement. Effective February 27, 2018, Mr. Cofelice's employment agreement was amended to provide that, if he is terminated by the Corporation for any reason other than cause, or if Mr. Cofelice terminates his employment for good reason, in each case occurring within the 12-month period following a change in control, (x) the termination payment described in item (ii) above will instead be equal to the sum of (a) two times his then-current base salary without giving effect to a material salary reduction, if any, and (b) a pro-rata amount, based on the number of days elapsed during the fiscal year in which the Date of Termination occurs, of the target bonus provided for in Mr. Cofelice's employment agreement (75% of annual base salary), and (y) the continuation of medical insurance benefits described in item (iv) above will instead be for a period of 18 months following termination. Under Mr. Cofelice's employment agreement, a change in control is defined as the occurrence of any of the following events: (i) the sale, lease or transfer to any person or group, in one or a series of related transactions, of the assets of the Corporation or Atlantic Power Services, LLC which assets generated more than 50% of Atlantic Power Services, LLC's cash flow in a 12-month period ended on the last day of the most recent fiscal quarter to any person or group; (ii) the adoption of a plan related to the liquidation or dissolution of the Corporation or Atlantic Power Services, LLC; (iii) the acquisition by any person or group of a direct or indirect interest in more than 50% of (A) the common shares of the Corporation or the common membership interests of Atlantic Power Services, LLC or (B) the voting power of the Corporation or Atlantic Power Services, LLC, in the case of either (A) or (B), by way of purchase, merger, or consolidation or otherwise (other than a creation of a holding company that does not involve a change in the beneficial ownership of the Corporation or Atlantic Power Services, LLC as a result of such transaction); or (iv) the merger or consolidation of the Corporation or Atlantic Power Services, LLC with or into another person or the merger of another person into the Corporation or Atlantic Power Services, LLC with the effect that immediately after such transaction the shareholders of the Corporation or the holders of common membership interests of Atlantic Power Services, LLC immediately prior to such transaction hold, directly or indirectly, less than 50% of the voting control over the person surviving such merger or consolidation, in each case other than the creation of a holding company that does not involve a change in the beneficial ownership of the Corporation or Atlantic Power Services, LLC as a result as such transaction.

              The employment agreements also contain non-competition and non-solicitation limitations on each of the executive officers following certain termination events.

              Messrs. Levy and Rorabaugh are not party to employment agreements with the Corporation.

              The following table provides, for Messrs. Moore, Ronan, Cofelice, Levy and Rorabaugh an estimate of the payments payable by us, assuming certain termination scenarios. The amounts shown assume that such termination was effective, and to the extent applicable, a change in control occurred, as of December 31, 2017 and thus only include amounts earned through such time and are estimates of the amounts that would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of each such executive officer's separation from the Corporation.

Name	Type of payment	Termination payment (US$)		Vesting of stock-based compensation(1) (US$)		Employee benefits (US$)	Total (US$)
James J. Moore, Jr.	Termination without cause or for good reason	1,581,250	(2)	2,289,936		67,596	3,938,782
Terrence Ronan	Termination without cause or, in connection with change in control, for good reason	1,606,750	(3)	677, 797		56,809	2,341,356
Joseph E. Cofelice	Termination without cause or for good reason	700,000	(4)	533,322	(5)	33,349	1,266,671
Jeffrey S. Levy	Termination without cause or, in connection with change in control, for good reason	—		410,479		—	410,479
Philip D. Rorabaugh	Termination without cause or, in connection with change in control, for good reason	—		367,177		—	367,177

(1)
This amount is calculated based on the five-day weighted average closing price of a Common Share on the TSX, converted to US$, as of December 31, 2017 ($2.38).

(2)
Includes the sum of (a) two times current base salary and (b) one times the pro-rated target bonus provided for in Mr. Moore's employment agreement (75% of annual base salary).

(3)
Includes two times the average, during the last two years, of the sum of Mr. Ronan's: (a) base salary, (b) actual STIP payment, and (c) the most recent matching contribution to his 401(k) plan.

(4)
Includes the sum of (a) one times current base salary and (b) one times the pro-rated target bonus provided for in Mr. Cofelice's employment agreement (75% of annual base salary). Effective February 27, 2018, for terminations arising only from a change in control, the termination payment is equal to the sum of (a) two times Mr. Cofelice's then-current base salary without giving effect to a material salary reduction, if any, and (b) a pro-rata amount, based on the number of days elapsed during the fiscal year in which the termination occurs, of the target bonus provided for in Mr. Cofelice's employment agreement (75% of annual base salary).

(5)
For Mr. Cofelice, acceleration of unvested notional shares occurs upon his termination by the Corporation other than for cause or, following a change in control, by Mr. Cofelice for good reason.

Compensation Risk Assessment

              The Corporation has reviewed the Corporation's compensation policies and practices for all employees and concluded that any risks arising from the Corporation's policies and programs are not reasonably likely to have a material adverse effect on the Corporation. The Corporation believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks. The Corporation reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk-taking and concluded:

  •
  allocation of compensation between cash compensation and long-term equity compensation, combined with the vesting schedule under the LTIP, discourages short-term risk taking;

  •
  approach to goal setting, setting of targets with payouts at multiple levels of performance, capping the amount of the Corporation's incentive payouts, and evaluation of performance results assist in mitigating excessive risk-taking; and

  •
  compensation decisions include subjective considerations, which limit the influence of formulae or objective factors on excessive risk-taking.

              To complement the existing risk-reducing features of the Corporation's compensation policies and practices, the Corporation has adopted a share ownership policy that promotes long-term ownership by executive officers and implemented a clawback policy in the employment agreements for the Corporation's CEO and executive vice presidents. In addition, in April 2017, the Corporation implemented an Anti-Hedging /Anti-Pledging policy.

CEO Pay Ratio Disclosure

              For 2017, the total compensation of James J. Moore, Jr., the Corporation's President and Chief Executive Officer, was $1,744,004, as shown in the Summary Compensation Table on page 44 of this Information Circular and Proxy Statement. The total compensation of the Corporation's median employee, calculated in the same manner, was $133,210, which results in an approximate ratio of 13:1.

              We calculated this ratio under the applicable SEC rules. At December 31, 2017, the Corporation had 179 active employees in the United States and 64 in Canada. We included all active employees in the determination of the median employee. To determine the median employee, we compared the taxable wages from Box 5 (Medicare wages and tips) of each U.S. employee's 2017 Form W-2, and equivalent taxable wages from Canadian employees translated to U.S. dollars using the December 31, 2017 exchange rate of 1.25, excluding Mr. Moore from the comparison.

              Once we determined the median employee, we then calculated the total 2017 compensation of that employee in the same manner as presented in the Summary Compensation Table for Mr. Moore. The median employee's total compensation included wages, overtime earnings, non-equity incentive plan compensation and the employer cost of benefits, including the Corporation's matching contribution to a 401(k) plan in which the median employee participates. The median employee is located in the United States.

MATTER 3: APPOINTMENT OF AUDITORS

              The Audit Committee recommends to the Shareholders that KPMG LLP be appointed as the independent auditor of the Corporation, to hold office until the next annual meeting of the Shareholders or until their successor is appointed, and that the Directors be authorized to fix the remuneration of the auditors.

              It is anticipated that a representative of KPMG LLP will attend the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Vote Required

              The affirmative vote of a majority of the votes cast at the Meeting is required to appoint KPMG LLP as auditors of the Corporation and to authorize the Board of Directors to fix their remuneration. The persons named in the accompanying Form of Proxy will vote such proxy in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Proxy is executed and returned (and not revoked) prior to the Meeting, the Common Shares represented by the Form of Proxy will be voted in favour of a resolution to appoint KPMG LLP as auditors of the Corporation and authorize the Corporation's Board of Directors to fix their remuneration. In addition, U.S. brokers will have discretionary authority to vote uninstructed shares with respect to the appointment of auditors.

External Auditor Fees

              Aggregate fees for professional services rendered by KPMG LLP for the years ended December 31, 2017 and 2016 were as follows:

Fees	2017	2016
Audit Fees(1)	$1,082,350	$1,275,000
Audit-Related Fees(2)	162,500	—
Tax Fees(3)	329,000	283,350
All Other Fees(4)	—	—

Total Fees	$1,573,850	$1,558,350

(1)
Audit fees in 2017 and 2016 consisted primarily of fees related to the audit of the Corporation's annual consolidated financial statements. Audit fees also included auditing procedures performed in accordance with Sarbanes-Oxley Act Section 404 and the related Public Company Accounting Oversight Board Auditing Standard Number 5 regarding the Corporation's internal control over financial reporting. This category also includes work generally only the independent registered accounting firm can reasonably provide.

(2)
Audit-related fees consisted principally of services provided in connection with the Corporation's filings on Form S-3.

(3)
Tax fees consisted principally of advisory and compliance services. Tax services are rendered based on facts already in existence, transactions that have already occurred, as well as tax consequences of proposed transactions.

(4)
These are fees for permissible work performed by KPMG LLP that do not meet the above categories.

              The Audit Committee pre-approves all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Corporation by KPMG LLP; however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Corporation if the "de minimis" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. There were no services provided under the "de minimis" provisions in 2017. The authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

The Audit Committee recommends a vote FOR the appointment of KPMG LLP as the auditors of the Corporation and the authorization of the Corporation's Board of Directors to fix such auditors' remuneration.

REPORT OF THE AUDIT COMMITTEE

              The members of the Audit Committee of the Board of Directors of the Corporation submit this report in connection with the Audit Committee's review of the financial reports for the year ended December 31, 2017 as follows:

(1)
The Audit Committee has reviewed and discussed with management the audited financial statements for the Corporation for the year ended December 31, 2017.

(2)
The Audit Committee has discussed with representatives of KPMG LLP the matters required to be discussed by PCAOB Standard AS 1301, as amended, or any successor thereto.

(3)
The Audit Committee has discussed with representatives of KPMG LLP and management KPMG LLP's independence from the Corporation and received the written disclosures and the letter from the independent accountant required by the applicable requirements of the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, "Communication with Audit Committees Concerning Independence."

              Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

    Submitted by the Audit Committee:

    Holli C. Ladhani, Chair*
    Irving R. Gerstein
    R. Foster Duncan

*
Ms. Ladhani will not stand for re-election at the Meeting.

    Financial Statements

              The Annual Report, the financial statements of the Corporation as of and for the year ended December 31, 2017 and the auditors' report thereon and this Information Circular and Proxy Statement will be placed before the Shareholders at the Meeting. No formal action will be taken at the Meeting to approve the financial statements. If any Shareholder has questions regarding such financial statements, such questions may be brought forward at the meeting.

INFORMATION CONCERNING DIRECTOR COMPENSATION

Compensation of Directors

Director Fees

              Each independent Director is entitled to receive an annual retainer of $120,000, of which 50% will be paid in cash and 50% will be granted in deferred share units, with the goal of aligning Director compensation with the long-term interests of shareholders via mandatory share holdings. Directors may elect to receive greater than 50% of their compensation in DSUs. The Chair of the Board of Directors (including for his responsibilities as Chair of the Nominating and Corporate Governance Committee), the Chair of the Audit Committee, the Chair of the Operations and Commercial Oversight Committee and the Chair of the Compensation Committee receive an additional $35,000, $15,000, $10,000 and $10,000 per year, respectively. Committee chair fees are also paid 50% in cash and 50% granted in DSUs. Directors are reimbursed for out-of-pocket expenses for attending meetings but do not receive a per-meeting fee. Directors also participate in insurance and indemnification arrangements. Directors who are also executive officers of the Corporation are not entitled to any compensation for their services as a Director.

Deferred Share Unit Plan

              On April 24, 2007, the Board of Directors established a Deferred Share Unit Plan ("DSU Plan") for Directors. Under the DSU Plan, each non-management Director is entitled to elect to have a portion of the fees paid to him or her by the Corporation for his or her services as Directors contributed to the DSU Plan. All fees contributed to the DSU Plan are credited to such Director in the form of DSUs with the number of DSUs calculated based on the current market price of the Corporation's Common Shares at the time of contribution. For as long as the participant continues to serve on the Board of Directors, dividends, if any are declared, accrue on the DSUs consistent with amounts declared by the Board of Directors on the Corporation's Common Shares and additional DSUs representing the dividends are credited to the Director's account. DSUs credited to the participant's DSU account are redeemed only when a participant ceases to serve on the Board of Directors for any reason. DSUs are redeemed in cash no later than the first anniversary of the participant's termination as a Director (unless a participant elects another time no later than the end of the calendar year following the year of termination), or, in the case of participants subject to United States income tax, as soon as practicable following the participant's termination. Under the DSU Plan, the Corporation also has the discretion to provide for the redemption or substitution of DSUs upon a reorganization of the Corporation.

2017 Director Compensation

              The following table describes Director compensation for non-management Directors for the year ended December 31, 2017.

Name	Fees earned or paid in cash (US$)	Stock Awards (US$)*(1)(2)	Total compensation (US$)
Irving R. Gerstein	82,500	82,500	165,000
R. Foster Duncan	32,500	97,500	130,000
Kevin T. Howell	65,000	65,000	130,000
Holli C. Ladhani	67,500	67,500	135,000
Gilbert S. Palter	60,000	60,000	120,000
Teresa M. Ressel(2)	—	56,703	56,703

*
Reflects the grant date fair value of DSUs awarded in 2017 determined in accordance with FASB ASC Topic 718, Compensation-Stock Compensation.

(1)
As of December 31, 2017, directors held the following DSUs: 110,876 for Irving R. Gerstein, 148,464 for R. Foster Duncan, 78,581 for Kevin T. Howell, 150,161 for Holli C. Ladhani and 65,475 for Gilbert S. Palter.

(2)
Ms. Ressel did not stand for re-election to the Board of Directors. Her term ended effective June 20, 2017. The compensation paid was pro-rated through that date.

Share Ownership Policy

              On April 1, 2013, the Board of Directors adopted the Director and Executive Officer Share Ownership Policy in order to further align the interests of the Directors with the long-term interests of the Shareholders. The Policy provides that all independent Directors are required to acquire (and thereafter maintain ownership of) a number of Common Shares (which will include notional shares under the DSU Plan described below) with a fair market value equal to a minimum of three times their annual base cash retainer within a period of three years of their respective appointment.

              For purposes of the Policy, share ownership includes any shares owned, directly or indirectly, by a Director or his or her immediate family members or held by such person or his or her immediate family members as part of a tax or estate plan, and DSUs issued under the DSU Plan (described above). In the event of a decline in the price of the Corporation's Common Shares by 25% or more in any year such that the value of a Director's Common Shares falls below the requirements of the Policy set out above, the Director will have a period of one year to acquire additional Common Shares to comply with the Policy. If the Policy is not met within the required time frame, the Director will be required to elect at the earliest possible time in accordance with the provisions of the DSU Plan to have 100% of the fees paid to him or her by the Corporation for his or her services as a Director contributed to the DSU Plan until the Policy is met.

              For purposes of determining compliance with the Policy, the value of a share means an assumed per share value based on the average of the closing prices of a Common Share on the New York Stock Exchange on the last trading day of each of the previous four fiscal quarters. As of the market close December 31, 2017, for the previous four quarters then ended, the per share value was $2.46. As of December 31, 2017, all independent Directors were in compliance with Policy as calculated with three times the annual base cash retainer of $60,000.

              On April 10, 2017, the Board of Directors modified the Director and Executive Officer Share Ownership Policy to increase the ownership requirement for Directors of the Corporation from a minimum of three times their annual base cash retainer of $60,000 to a minimum of three times their annual total compensation of $120,000. The Directors will have three years from the modification date of the policy to be in compliance.

Compensation Committee Interlocks and Insider Participation

              During 2017, Messrs. Duncan, Howell and Palter and Ms. Ressel served as members of the Compensation Committee of the Board of Directors of the Corporation.

              During 2017, none of the executive officers of the Corporation has served as: (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Corporation; (ii) a director of another entity, one of whose executive officers served on the Board of Directors of the Corporation; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board of Directors of the Corporation.

ADDITIONAL GOVERNANCE INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Exchange Act requires the Corporation's officers and Directors, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, Directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports they file.

              Based solely on a review of the reports furnished to the Corporation, the Corporation believes that during the year ended December 31, 2017, the Corporation's officers and Directors timely filed all reports they were required to file under Section 16(a).

Certain Relationships and Related Party Transactions

              Other than the compensation agreements and arrangements described herein, there has not been since the beginning of the Corporation's last fiscal year, and there is not currently proposed, any transaction or series of similar transactions to which the Corporation was or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.

Policies and Procedures for Review of Transactions with Related Persons

              The Corporation requires that any related party transaction be brought to the attention of the Board of Directors for review and pre-approval. The Board of Directors will review and pre-approve all relationships and transactions in which the Corporation and any of the Directors, director nominees and executive officers and their immediate family members, as well as holders of more than 5% of any class of its voting securities and their family members, have a direct or indirect material interest. In pre-approving or rejecting such proposed relationships and transactions, the Board of Directors shall consider the relevant facts and circumstances available and deemed relevant to this determination. When appropriate, the Board of Directors will review a report of an independent financial advisor in making a decision on whether to pre-approve a related party transaction.

Indebtedness of Directors and Officers

              For the year ended December 31, 2017, there was no indebtedness of any current or former officers or Directors of or any of its subsidiaries entered into in connection with a purchase of securities of the Corporation or its subsidiaries or for any other purpose.

Interest of Informed Persons in Material Transactions

              To the knowledge of the Directors, other than as disclosed under the heading "Certain Relationships and Related Transactions," no executive officer, Director or proposed nominee for election as a Director, or any associate or affiliate of any such persons, had any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any material transaction with the Corporation since the commencement of the Corporation's 2017 fiscal year.

Shareholder Proposals for 2019 Annual Meeting

              Shareholder proposals intended to be presented at the next annual meeting of Shareholders and which are to be considered for inclusion in the Corporation's information circular and proxy statement and form of proxy for that meeting, must be received by the Corporation on or before the earlier of (i) December 28, 2018; and (ii) the date that the Corporation has sent notice of the next annual meeting to Shareholders (the "Proposal Date"), pursuant to the Exchange Act and the BCBCA. The form and content of proposals must also comply with the BCBCA, the Corporation's governing statute, and with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation's information circular and proxy statement and form of proxy. Any such proposals should be mailed to the Corporate Secretary at Atlantic Power Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts, 02026, with a copy to Atlantic Power Corporation, c/o MacPherson Leslie & Tyerman LLP, 355 Burrard Street, Suite 1900, Vancouver, British Columbia, Canada V6C 2G8.

              Notice of a Shareholder proposal will be considered untimely if received by the Corporation after the Proposal Date, pursuant to the BCBCA and the Exchange Act. The Advance Notice Policy as described in this information circular and proxy statement requires notice of Shareholder nominations for directors to be presented at the next annual meeting of Shareholders to be made not less than 30 days nor more than 65 days prior to the date of the next annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by the nominating Shareholder may be made not later than the close of business on the tenth day following the Notice Date. The form and content of proposals and nominations must also comply with the BCBCA and, to the extent applicable, the rules of the SEC governing form and content of proposals and the Advance Notice Policy.

Shareholder Communications

              Shareholders who wish to communicate with any of the Directors or the Board of Directors as a group may do so by writing to them at Name(s) of Directors(s)/Board of Directors, c/o Corporate Secretary, Atlantic Power Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts 02026. All correspondence will be promptly forwarded by the Corporate Secretary to the addressee.

Directions to 2018 Annual Meeting

              Directions to attend the Meeting where you may vote in person can be obtained on the Corporation's website at www.atlanticpower.com under "MEDIA & EVENTS—Annual General Meeting" and via phone at (617) 977-2700. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

Availability of the Corporation's Annual Report on Form 10-K

              Financial information is provided in the Corporation's comparative financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations

("MD&A") in the Corporation's Annual Report on Form 10-K. Copies of the Corporation's financial statements as of and for the year ended December 31, 2017, together with the auditors' report thereon, the MD&A, the Corporation's Annual Report on Form 10-K and this Information Circular and Proxy Statement are available upon written request from the Corporate Secretary of the Corporation, 3 Allied Drive, Suite 220, Dedham, Massachusetts 02026, via phone (617) 977-2700 or via email at info@atlanticpower.com. The Corporation may require payment of a reasonable charge if the request is made by a person who is not a Shareholder. These documents and additional information relating to the Corporation may also be found on SEDAR at www.sedar.com, on EDGAR at www.sec.gov/edgar.shtml and on the Corporation's website at www.atlanticpower.com. Information contained on the Corporation's website or that can be accessed through the Corporation's website is not incorporated into and does not constitute a part of this Information Circular and Proxy Statement. The Corporation has included its website address only as an inactive textual reference and does not intend it to be an active link to its website.

OTHER BUSINESS

              The Directors and management are not aware of any matters intended to come before the Meeting other than those items of business set forth in the attached Notice of Meeting accompanying this Information Circular and Proxy Statement. If any other matters properly come before the Meeting, it is the intention of the persons named in the Form of Proxy to vote in respect of those matters in accordance with their judgment.

APPROVAL OF DIRECTORS

              The contents and the sending of this Information Circular and Proxy Statement to the Shareholders have been approved by the Board of Directors.

BY ORDER OF THE BOARD OF DIRECTORS
Dated: April 27, 2018	"Irving R. Gerstein" Chair of the Board of Directors Atlantic Power Corporation

SCHEDULE A

MANDATE OF THE BOARD OF DIRECTORS

ATLANTIC POWER CORPORATION

CHARTER OF THE BOARD OF DIRECTORS

              The purpose of this charter is to set out the mandate and responsibilities of the board of directors (the "Board") of Atlantic Power Corporation (the "Issuer").

Composition

              The Board shall be constituted with a majority of individuals who qualify as "independent directors" as defined in National Policy 58-201—Corporate Governance Guidelines, applicable securities law and the relevant listing standards of the New York Stock Exchange. The Board collectively should possess a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of the Issuer's business and affairs.

Responsibilities of the Board of Directors

              The Board is responsible for the stewardship of the Issuer and in that regard shall be specifically responsible for:

  i.
  adopting a strategic planning process and approving, on at least an annual basis, a budget, and evaluating and discussing a strategic plan for the upcoming year which takes into account, among other things, the opportunities and risks of the Issuer's business and investments;

  ii.
  to the extent feasible, satisfying itself as to the integrity of the Chief Executive Officer and senior officers of the Issuer that such officers create a culture of integrity throughout the organization as well as satisfying itself that the Chief Executive Officer is effectively assessing the integrity of the other senior officers of the Issuer and its subsidiaries;

  iii.
  the identification of the principal risks of the Issuer's business and ensuring the implementation of appropriate systems to manage these risks;

  iv.
  ensuring that the Issuer has adopted processes, procedures and controls that are designed to ensure compliance with all applicable laws and legal requirements;

  v.
  adopting a communication policy which enables the Issuer to communicate effectively and addresses how the Issuer interacts with all of its stakeholders, including analysts and the public, contains measures for the Issuer to avoid selective disclosure and is reviewed at such intervals or times as the Board deems appropriate;

  vi.
  with the assistance of the senior officers of the Issuer, reviewing and making recommendations to the board of managers of Atlantic Holdings with respect to all asset acquisitions and/or dispositions of the Issuer and/or any of its subsidiaries;

  vii.
  ensuring the integrity of the Issuer's internal control and management information systems;

  viii.
  from time to time, establishing and maintaining committees as it determines necessary or appropriate, but which at all times shall include:

  (a)
  a standing audit committee (the "Audit Committee");

  (b)
  standing compensation committee (the "Compensation Committee"); and

  (c)
  a standing nominating and corporate governance committee (the "Nominating Committee").

  ix.
  reviewing and reassessing the adequacy of the charters of the Audit Committee, Compensation Committee and Nominating Committee at such intervals or times as the Board deems appropriate;

  x.
  receiving recommendations of the Audit Committee respecting, and reviewing and approving, the audited, interim and any other publicly announced financial information of the Issuer;

  xi.
  reviewing and considering the results of the Compensation Committee's evaluations of the Issuer's overall compensation and significant human resource plans, policies and programs and reviewing and approving the Compensation Discussion and Analysis to be included in the Issuer's annual proxy circular based on the recommendations of the Compensation Committee;

  xii.
  receiving recommendations of the Nominating Committee regarding proposed nominees for the Board, the composition of the Board (including size and membership) and the committees of the Board, succession planning, and with respect to the Issuer's approach to governance and its corporate governance policies;

  xiii.
  meeting regularly with management to receive reports respecting the performance of the Issuer, new and proposed initiatives, the Issuer's business and investments, management concerns and any areas of concern involving the Issuer; and

  xiv.
  meeting regularly without management and non-independent directors.

              Although the Board is called upon to "manage" the business and affairs of the Issuer, the Issuer has delegated responsibility for managerial and executive oversight and certain administrative services to the Chief Executive Officer and other senior officers of the Issuer. Reciprocally, the senior officers shall keep the Board fully informed of the progress of the Issuer and its subsidiaries towards the achievement of their established goals and of all material deviations from the goals or objectives and policies established by the Board in a timely and candid manner.

              It is recognized that every director in exercising powers and discharging duties must act honestly and in good faith with a view to the best interest of the Issuer. Directors must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In this regard, they will comply with their duties of honesty, loyalty, care, diligence, skill and prudence.

              In addition, directors are expected to carry out their duties in accordance with policies adopted by the Board from time to time, the current policy being annexed hereto as Appendix "A".

              It is expected that the Issuer's senior officers will co-operate in all ways to facilitate compliance by the Board with its legal duties by causing the Issuer and its subsidiaries to take such actions as may be necessary in that regard and by promptly reporting any data or information to the Board that may affect such compliance.

Responsibilities of Chair

              The role and responsibilities of the Chair of the Board are set out below:

  i.
  the Chair shall be expected to attend and chair meetings of the Board of the Issuer and shareholders of the Issuer;

  ii.
  the Chair shall be an independent director;

  iii.
  the Chair shall not be expected to and shall not perform policy making functions other than in his or her capacity as a director of the Issuer. The Chair shall not have the right or entitlement to bind the Issuer in his or her capacity as Chair;

  iv.
  the Chair shall provide direction with respect to the dates and frequency of Board meetings and related committee meetings and the Chair shall liaise with the Chief Executive Officer of the Issuer to prepare Board meeting agendas;

  v.
  the Chair shall ensure that the Board understands the boundaries between Board and management responsibilities; and

  vi.
  the Chair shall ensure that the Board carries out its responsibilities effectively, which will involve the Board meeting on a regular basis without management present and will include acting as a liaison between the independent directors and the Issuer's senior officers, and may involve assigning responsibility for administering the Board's relationship with management to a committee of the Board.

Decisions Requiring Prior Approval of the Board of Directors

              Approval of the Board shall be required for:

  i.
  dividends;

  ii.
  significant acquisitions/dispositions;

  iii.
  related party transactions;

  iv.
  the annual budget for the Issuer;

  v.
  the public dissemination of any financial information;

  vi.
  the issuance or repurchase of securities of the Issuer;

  vii.
  establishing or revising the charters of committees of the Board; and

  viii.
  any other matter that would give rise to a "material change" to the Issuer.

              In considering related party transactions, when appropriate, the Board will review a report of an independent financial advisor in making their decision. The foregoing list is intended to specify particular matters requiring Board approval and is not intended to be an exhaustive list.

Measures for Receiving Shareholder Feedback

              All publicly disseminated materials of the Issuer shall provide for a mechanism for feedback of shareholders. Persons designated to receive such information shall be required to provide a summary of the feedback to the directors on a semi-annual basis or at such other more frequent intervals as they see fit.

Meetings

              The Board will meet not less than four times per year: three meetings to review quarterly results; and one prior to the issuance of the annual financial results of the Issuer. A quorum for the meetings shall be a majority of the directors then holding office.

              From time to time directors may be asked to participate in Board retreats which may last one to three days.

Meeting Guidelines

              Directors will be expected to have read and considered the materials sent to them in advance of each meeting, and to be prepared to discuss the matters contained in such materials at the meeting. Administrative matters (e.g., bank signing resolutions, etc.) which require a vote will be batched for voting purposes. Directors will be expected to ask questions relating to batched items in advance of the meeting. The notice of meeting will highlight significant matters to be dealt with at each meeting so that directors can focus on reviewing the related materials. The senior officers of the Issuer will be made accessible to directors at Board meetings and Board committee meetings to fulfill their obligations.

Remuneration

              Remuneration shall be at a level which will attract and motivate professional and competent members.

Telephone Board Meetings

              A director may participate in a meeting of the directors or in a committee meeting by means of telephone, electronic or such other communications facilities as permit all persons participating in the meeting to communicate with each other and a director participating in such a meeting by such means is deemed to be present at the meeting.

              Although it is the intent of the Board to follow an agreed meeting schedule as closely as possible, from time to time, with respect to time-sensitive matters, telephone Board meetings may be required to be called in order for directors to be in a position to better fulfill their legal obligations. Alternatively, management may request the directors to approve certain matters by unanimous consent.

Expectations of Management

              The senior officers of the Issuer shall be required to report to the Board at the request of the Board on the performance of the Issuer, new and proposed initiatives, the Issuer's business and investments, management concerns and any other matter the Board or its Chair may deem appropriate. In addition, the Board expects the senior officers of the Issuer to promptly report to the Chair of the Board any significant developments, changes, transactions or proposals respecting the Issuer or its subsidiaries.

APPENDIX A
POLICY OF PRACTICES FOR DIRECTORS

Attendance at Meetings

              Each director is expected to have a very high record of attendance at meetings of the Board, and at meetings of each Board committee on which the director sits. A director is expected to:

  i.
  advise the Chair as to planned attendance at Board and committee meetings shortly after meeting schedules have been distributed;

  ii.
  advise the Chair as soon as possible after becoming aware that he or she will not be able to attend a meeting; and

  iii.
  attend a meeting by conference telephone if unable to attend in person.

Preparation for Meetings

              Directors are expected to carefully review and consider the materials distributed in advance of a meeting of the Board or a committee of the Board. Directors are also encouraged to contact the Chair, the Chief Executive Officer of the Issuer and any other appropriate officers to ask questions and discuss agenda items prior to meetings.

Conduct at Meetings

              Directors are expected to ask questions and participate in discussions at meetings, and to contribute relevant insights and experience. In discussions at meetings, a director should:

  i.
  be candid and forthright;

  ii.
  not be reluctant to express views contrary to those of the majority;

  iii.
  be concise and, in most circumstances, respect the time constraints of a meeting; and

  iv.
  be courteous to and respectful of other directors and guests in attendance.

Knowledge of the Issuer's Business

              Directors are expected to be knowledgeable with respect to the various fields and divisions of business of the Issuer. Although the senior officers of the Issuer have a duty to keep the Board informed about developments in the Issuer's business, directors have a primary duty of care and diligence, which includes a duty of inquiry. Directors should:

  i.
  ask questions of the Issuer's senior officers and other directors/managers, at meetings and otherwise, to increase their knowledge of the business of the Issuer;

  ii.
  familiarize themselves with the risks and challenges facing the business of the Issuer;

  iii.
  read all internal memoranda and other documents circulated to the directors, and all reports and other documents issued by the Issuer for external purposes;

  iv.
  insist on receiving adequate information from the Issuer's senior officers with respect to a proposal before Board approval is requested;

  v.
  familiarize themselves with the Issuer's competitors by, among other things, reading relevant news, magazine and trade journal articles; and

  vi.
  familiarize themselves with the legal and regulatory framework within which the Issuer carries on its business.

Personal Conduct

              Directors are expected to:

  i.
  exhibit high standards of personal integrity, honesty and loyalty to the Issuer;

  ii.
  project a positive image of the Issuer to news media, the financial community, governments and their agencies, shareholders and employees;

  iii.
  be willing to contribute extra efforts, from time to time as may be necessary including, among other things, being willing to serve on committees of the Board; and

  iv.
  disclose any potential conflict of interest that may arise with the business or affairs of the Issuer and, generally, avoid entering into situations where such conflicts could arise or could reasonably be perceived to arise.

Independent Advice

              In discharging its mandate, the Board shall have the authority to retain (and authorize the payment by the Issuer of) and receive advice from, special legal, accounting or other advisors and outside consultants if appropriate.

Other Directorships and Significant Activities

              The Issuer values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that those boards and activities also may present demands on a director's time and availability and may present conflicts or legal issues, including independence issues. No director should serve on the board of a competitor or of a regulatory body with oversight of the Issuer. Each director should, when considering membership on another board or committee, make every effort to ensure that such membership will not impair the director's time and availability for his or her commitment to the Issuer. Directors should advise the Chair of the Board and the Chief Executive Officer before accepting membership on other public corporation boards of directors or any audit committee or other significant committee assignment on any other board of directors, or establishing other significant relationships with businesses, institutions, governmental units or regulatory entities, particularly those that may result in significant time commitments or a change in the director's relationship to the Issuer.

Questions? Need Help Voting?

Please contact our Strategic Shareholder Advisor and Proxy
Solicitation Agent, Kingsdale Advisors

E-mail: contactus@kingsdaleadvisors.com
Fax: 416-867-2271 Toll Free Fax: 1-866-545-5580
Outside North America, Banks and Brokers Call Collect: 416-867-2272

ATLANTIC POWER CORPORATION Security Class Holder Account Number -------Fold Form of Proxy - Annual Meeting to be held on June 19, 2018 This Form of Proxy is solicited by and on behalf of the Board of Directors. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors. The securities represented by this proxy will be voted in favour, withheld or abstained from voting, or voted against, in each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors presently knows of no matters to come before the meeting other than the matters identified in the Notice of Meeting. This proxy should be read in conjunction with the accompanying documentation provided by Management and the Board of Directors. 2. 3. 4. 5. 6. 7. -------Fold 8. Proxies submitted must be received by 11:59 p.m., Eastern Daylight Time, on June 17, 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Receive Documents Electronically • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free • Go to the following web site: www.investorvote.com/ATP • Smartphone? Scan the QR code to vote now. • You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com and clicking at the bottom of the page. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Board of Directors nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER

Appointment of Proxyholder I/We, being holder(s) of Atlantic Power Corporation (the "Corporation") hereby appoint: Irving R. Gerstein, or failing him, R. Foster Duncan, or failing him, Kevin T. Howell Print the name of the person you are appointing if this person is someone other than the Board of Directors Nominees listed herein. OR as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given in respect of any matter, as recommended by the Board of Directors) and all other matters that may properly come before the Annual Meeting of Shareholders of Atlantic Power Corporation to be held at Omni King Edward Hotel, 37 King Street East, Belgravia Room, Toronto, Ontario M5C 1E9 on June 19, 2018 at 10:00 a.m. (Eastern Daylight Time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors For Withhold For Withhold For Withhold 01. Irving R. Gerstein 02. R. Foster Duncan 03. Kevin T. Howell -------Fold 04. Gilbert S. Palter 05. James J. Moore, Jr. Against Abstain 2. Executive Officer Compensation The approval, by non-binding advisory vote, of named executive officer compensation. Withhold 3. Appointment of Auditors The appointment of KPMG LLP as the auditors of the Corporation and the authorization of the Corporation's Board of Directors to fix such auditors' remuneration. -------Fold Authorized Signature(s) - This section must be completed for your instructions to be executed. Signature(s) Date I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors. Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. Information Circular - Mark this box if you would like to receive the Information Circular by mail for the next securityholders' meeting. A T P Q 2 7 3 6 2 1 A R 4 For For

ATLANTIC POWER CORPORATION Security Class Holder Account Number -------Fold Voting Instruction Form (VIF) - Annual Meeting to be held on June 19, 2018 This VIF is solicited by and on behalf of the Board of Directors. Notes 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this VIF. If you are voting on behalf of a corporation or another individual you must sign this VIF with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this VIF. This VIF should be signed in the exact manner as the name(s) appear(s) on the VIF. If this VIF is not dated, it will be deemed to bear the date on which it is mailed to the holder. The securities represented by this VIF will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this VIF will be voted as recommended by the Board of Directors. The securities represented by this VIF will be voted in favour, withheld or abstained from voting, or voted against, in each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. This VIF confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors presently knows of no matters to come before the meeting other than the matters identified in the Notice of Meeting. This VIF should be read in conjunction with the accompanying documentation provided by Management and the Board of Directors. 2. 3. 4. 5. 6. 7. 8. -------Fold VIFs submitted must be received by 11:59 p.m., Eastern Daylight Time, on June 17, 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free • Go to the following web site: www.investorvote.com/ ATP1 • Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this VIF. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Board of Directors nominees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER

Appointment of Proxyholder I/We, being holder(s) of Atlantic Power Corporation (the "Corporation") hereby appoint: Irving R. Gerstein, or failing him, R. Foster Duncan, or failing him, Kevin T. Howell Print the name of the person you are appointing if this person is someone other than the Board of Directors Nominees listed herein. OR as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given in respect of any matter, as recommended by the Board of Directors) and all other matters that may properly come before the Annual Meeting of Shareholders of Atlantic Power Corporation to be held at Omni King Edward Hotel, 37 King Street East, Belgravia Room, Toronto, Ontario M5C 1E9 on June 19, 2018 at 10:00 a.m. (Eastern Daylight Time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors For Withhold For Withhold For Withhold 01. Irving R. Gerstein 02. R. Foster Duncan 03. Kevin T. Howell -------Fold 04. Gilbert S. Palter 05. James J. Moore, Jr. Against Abstain 2. Executive Officer Compensation The approval, by non-binding advisory vote, of named executive officer compensation. Withhold 3. Appointment of Auditors The appointment of KPMG LLP as the auditors of the Corporation and the authorization of the Corporation's Board of Directors to fix such auditors' remuneration. -------Fold Authorized Signature(s) - This section must be completed for your instructions to be executed. Signature(s) Date I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any VIF previously given with respect to the Meeting. If no voting instructions are indicated above, this VIF will be voted as recommended by the Board of Directors. A T P Q 2 7 3 6 2 2 A R 0 For For